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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Bemis Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEMIS COMPANY, INC.
One Neenah Center, 4th Floor Neenah, WI 54956 Telephone: (920) 727-4100

March 17, 2009

Dear Shareholders:

        This year we are holding the Annual Meeting of Bemis Company, Inc. in the Doty Ballroom of the Holiday Inn Neenah Riverwalk, 123 East Wisconsin Avenue, Neenah, Wisconsin. The meeting will be held on Thursday, May 7, 2009, at 9:00 a.m., Central Daylight Time. You are cordially invited to attend. We will report on Bemis' results for 2008 and provide comments on the upcoming year. You will also have ample opportunity both before and after the meeting to meet and talk informally with our Directors and Officers. We hope you are able to attend. Whether or not you can attend the meeting, please take the time to vote your proxy.

        If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

        On behalf of the Board of Directors and all Bemis employees, thank you for your continued support of, and confidence in, the Bemis Company.

Sincerely,
Henry J. Theisen President and Chief Executive Officer

 ADMISSION POLICY

        All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Shareholders on May 7, 2009. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket:

  •
  by calling 920-727-4100;

  •
  by e-mailing contactbemis@bemis.com; or

  •
  by mailing a request to Bemis Company, Inc. at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, Attention: Corporate Secretary.

        Seating is limited. Tickets will be issued on a first-come, first-serve basis. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

BEMIS COMPANY, INC.

Notice of Annual Meeting of Shareholders
TO BE HELD MAY 7, 2009

        We will hold the Annual Meeting of Shareholders of Bemis Company, Inc. in the Doty Ballroom of the Holiday Inn Neenah Riverwalk, 123 East Wisconsin Avenue, Neenah, Wisconsin, on Thursday, May 7, 2009, at 9:00 a.m., Central Daylight Time, for the following purposes:

  1.
  To elect four Directors for a term of three years.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm.

  3.
  To act on a proposal to reapprove the Bemis Company, Inc. 1997 Executive Officer Performance Plan.

  4.
  To act on a proposal to amend the Bemis Company, Inc. 2007 Stock Incentive Plan.

  5.
  To vote upon a proposal submitted by a shareholder, if properly presented at the meeting.

  6.
  To transact such other business as may properly come before the meeting.

        Only shareholders of record at the close of business on March 9, 2009, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors James J. Seifert, Vice President, Secretary and General Counsel

March 17, 2009

PLEASE EXECUTE YOUR PROXY PROMPTLY

BEMIS COMPANY, INC.
One Neenah Center, 4th Floor
Neenah, Wisconsin 54956

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2009

 SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

Why am I receiving these proxy materials?

        The Board of Directors of Bemis Company, Inc. (the "Company") is soliciting your proxy in connection with the Annual Meeting of Shareholders to be held on Thursday, May 7, 2009. This proxy statement and the form of proxy or, in some cases, a Notice of Internet Availability, are being mailed to shareholders commencing on or about March 17, 2009.

Why did I receive a Notice of Internet Availability of Proxy Materials?

        Under the rules of the Securities and Exchange Commission, we are furnishing proxy materials to certain of our shareholders on the Internet, rather than mailing printed copies to those shareholders. If you received a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability.

How will my shares be voted by proxy?

        The proxies will vote the shares represented by all properly executed proxies that we receive prior to the meeting and not revoked in accordance with your instructions. Unless otherwise specified in the proxy, a Company proxy will vote your shares:

  •
  "FOR" the four Director-nominees set forth herein;

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  "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm;

  •
  "FOR" the reapproval of the 1997 Executive Officer Performance Plan;

  •
  "FOR" the amendment of the 2007 Stock Incentive Plan; and

  •
  "AGAINST" the shareholder proposal.

May I revoke my proxy?

        You may revoke your proxy at any time before it is voted by giving written notice of revocation to the Secretary of the Company.

How can I vote my shares?

        You may vote by Internet, by telephone or by mail at any time prior to the meeting, or you may vote in person at the meeting, as follows:

  •
  Vote by Internet at www.proxyvote.com.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2009. Have your proxy card or Notice of Internet Availability in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

    For your information, voting via the Internet is the least expensive to us, and the most environmentally friendly, followed by telephone voting, with voting by mail being the most expensive. Also, you may help to save us the expense of a second mailing if you vote promptly.

  •
  Vote by Phone.  Use any touchtone telephone to call 1-800-690-6903 to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2009. Have your proxy card or Notice of Internet Availability in hand when you call and then follow the instructions.

  •
  Vote by Mail.  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bemis Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

  •
  Vote at the Meeting.  You may vote your shares at the meeting. You will be admitted to the meeting only if you have a ticket. See the Admission Policy in this proxy statement for instructions on obtaining a ticket.

        If your shares are held in an account at a brokerage firm, bank or similar organization, you will receive voting instructions from the organization holding your account and you must follow those instructions to vote your shares.

Who will conduct and pay for the cost of this proxy solicitation?

        We will bear all costs of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses they incur. Proxies may be solicited personally, by mail, by telephone, by fax, or by internet by our Directors, Officers or other regular employees without remuneration other than regular compensation. We have engaged the firm of Morrow & Co., LLC to assist in the proxy solicitation effort at a total anticipated cost of $10,000.

Who is entitled to vote at the meeting?

        Only shareholders of record at the close of business on March 9, 2009, will be entitled to vote at the meeting. As of that date, we had outstanding 99,871,584 shares of Common Stock. Each share entitles the shareholder of record to one vote. Cumulative voting is not permitted. See the Admission Policy in this proxy statement for instructions on obtaining a ticket to attend the meeting.

How many votes are required to approve each proposal?

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to elect Directors and approve each proposal presented in this proxy statement.

How are votes counted?

        Abstentions will be treated as shares that are present and entitled to vote, as will an election to withhold authority to vote for Directors. Accordingly, abstentions and elections to withhold authority will have the effect of a vote "against" the particular matter. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, it is referred to as a "broker non-vote." Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as voted for the purpose of determining the approval of the particular matter.

What is the address for the company's principal executive office?

        The mailing address of our principal executive offices is One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669.

 OWNERSHIP OF THE COMPANY'S SECURITIES

Security Ownership of Certain Beneficial Owners

        There are no persons known to us to beneficially own, as of December 31, 2008, more than five percent of our outstanding Common Stock.

Shares Available for Issuance under Our Equity Compensation Plans

        The following table details, as of December 31, 2008, for Directors, Executive Officers, and all other participants in our equity compensation plans:

(a)
The aggregate number of shares to be issued upon the exercise of outstanding stock options and the vesting of performance units (commonly referred to as restricted share units);

(b)
The weighted average exercise price of all outstanding options; and

(c)
The number of shares remaining available for future issuance under equity compensation plans.

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	4,731,752(1)	$19.75(2)	5,915,585(3)
Equity Compensation Plans Not Approved by Security Holders	-0-	N/A	-0-
TOTAL	4,731,752(1)	$19.75(2)	5,915,585(3)

(1)
Includes outstanding options and restricted share units.

(2)
Represents weighted-average exercise price of outstanding options only. Restricted share units do not have an exercise price.

(3)
May be issued as options or restricted share units.

Security Ownership of Directors and Executive Officers

        The following table lists the beneficial ownership of our Common Stock as of March 9, 2009, by each Director, each nominee for Director, each of our Executive Officers named in the Summary Compensation Table in this proxy statement, and all of our Directors and Executive Officers as a group. Percentage of outstanding shares is based on 99,871,584 shares outstanding as of March 9, 2009.

Beneficial Owner	Direct(1)	Voting or Investment Power(2)		Right to Acquire(3)	Total	Percent of Outstanding Shares
William J. Bolton	8,460	0		10,797	19,257	*
Jeffrey H. Curler	847,347	50,000	(4)	775,319	1,672,666	1.66%
David S. Haffner	23,809	0		797	24,606	*
Stanley A. Jaffy	64,550	12,052		102,137	178,739	*
Barbara L. Johnson	1,224	0		10,797	12,021	*
Timothy M. Manganello	23,698	0		797	24,495	*
Roger D. O'Shaughnessy	23,810	0		18,425	42,235	*
Paul S. Peercy	5,177	0		797	5,974	*
Edward N. Perry	261,773	11,600		5,699	279,072	*
William J. Scholle	9,607	0		6,197	15,804	*
Eugene H. Seashore, Jr.	48,405	0		94,969	143,374	*
Henry J. Theisen	94,729	8,328		168,138	271,195	*
Holly A. Van Deursen	3,670	0		0	3,670	*
Philip G. Weaver	7,559	0		797	8,356	*
Gene C. Wulf	107,564	0		151,285	258,849	*
All Executive Officers and Directors as a Group (21 persons)	1,626,145	88,350		1,389,972	3,104,467	3.07%

*
Less than one percent (1%).

(1)
These shares are held individually or jointly with others, or in the name of a bank, broker, or nominee for the individual's account. Also included are shares resulting from option exercises and shares held in 401(k) accounts of Executive Officers.

(2)
This column includes other shares over which Directors and Executive Officers have or share voting or investment power, including shares directly owned by certain relatives with whom they are presumed to share voting and/or investment power.

(3)
Includes shares or options that are currently exercisable or vested or that become exercisable or will vest within 60 days of March 9, 2009 pursuant to the grants made under the 1994 Stock Incentive Plan, 2001 Stock Incentive Plan, and the 2007 Stock Incentive Plan.

(4)
Includes 50,000 shares held by a trust in which Mr. Curler has a 16.7 percent beneficial interest.

 INFORMATION WITH RESPECT TO DIRECTORS

        Directors are divided into three classes elected on a staggered basis for three-year terms. The Nominating and Corporate Governance Committee of the Board of Directors has nominated four persons to the class of Directors to be elected at the meeting. Persons elected will hold office for a three-year term expiring in 2012 and will serve until their successors have been duly elected and qualified. Each nominee has indicated a willingness to serve as a Director, but in case any nominee is not a candidate for any reason, proxies named in the accompanying proxy card may vote for a substitute nominee selected by the Nominating and Corporate Governance Committee.

Director-Nominees for Terms Expiring in 2012

WILLIAM J. BOLTON, 62	Director Since 2000

Mr. Bolton has been a consultant to the food distribution industry since 2000 and has been the President of Taranis Management LLC, a consulting group that works with private equity firms focused on retail, restaurant and consumer goods companies, since 2008. He was Executive Vice President of SUPERVALU, Inc. and President and Chief Operating Officer Corporate Retail from 1997 to 2000. SUPERVALU is a food distribution and food retailing company. From 1995 to 1997 he was Chairman and Chief Executive Officer of Bruno's, a supermarket company. He was elected to the board of directors of Ace Hardware Corporation in 2004. He is Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee and the Executive and Finance Committee.

BARBARA L. JOHNSON, 58	Director Since 2002

Ms. Johnson is the Vice Chancellor for Business and Finance for the University of Nebraska at Kearney. She has held that position since 2007. From 2004 to 2007 she served as a consultant for various institutions of higher education advising on financial and administrative matters. She previously was Vice President and Treasurer of Carleton College, Northfield, Minnesota from 2000 to 2004. Prior to that she was Vice President for Finance and Administration of Mars Hill College, Mars Hill, North Carolina from 1997 to 2000 and Assistant Controller of The Ohio State University, Columbus, Ohio from 1990 to 1997. She is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

PAUL S. PEERCY, 68	Director Since 2006

Mr. Peercy is currently Dean of the College of Engineering at the University of Wisconsin-Madison. He has been Dean since 1999. From 1996 to 1998 he was President of SEMI/SEMATECH in Austin, Texas. From 1968 to 1995 he served in various departments of the Sandia National Laboratories in Albuquerque, New Mexico. He is a director of Sonic Foundry Inc. He is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

GENE C. WULF, 58	Director Since 2006

Mr. Wulf is Senior Vice President and Chief Financial Officer of the Company. He has been Senior Vice President since 2006 and Chief Financial Officer since 2002. He previously was Vice President, Treasurer and Chief Financial Officer from 2002 to 2006, Vice President and Controller from 1998 to 2002 and Vice President and Assistant Controller from 1997 to 1998. From 1975 to 1997, he held various financial positions within the Company. Mr. Wulf is also a director of A. O. Smith Corporation.

Directors Whose Terms Expire in 2011
EDWARD N. PERRY, 62	Director Since 1992

Mr. Perry has been engaged in the private practice of law in the Boston, Massachusetts area since 1982 and since 2008 has been Of Counsel to the law firm of Hirsch Roberts Weinstein LLP. He was a partner at Perkins, Smith & Cohen, LLP from 1990 to 2003 and was Of Counsel to Perkins, Smith & Cohen, LLP from 2004 to 2005, and to Sullivan, Weinstein & McQuay, PC from 2006 to 2008. He is a member of the Audit Committee, Executive and Finance Committee and the Nominating and Corporate Governance Committee.

WILLIAM J. SCHOLLE, 62	Director Since 2001

Mr. Scholle is Chairman and Chief Executive Officer of Scholle Corporation, a private company, headquartered in Irvine, California, engaged in bag-in-box packaging, metallized plastics and paper, flexible shipping containers, marine salvage devices and battery electrolyte. Mr. Scholle has held this position for more than the past five years. He is a member of the Audit Committee, Executive and Finance Committee and the Nominating and Corporate Governance Committee.

TIMOTHY M. MANGANELLO, 59	Director Since 2004

Mr. Manganello is Chairman of the Board and Chief Executive Officer of BorgWarner Inc., a company listed on the New York Stock Exchange and a leader in highly engineered components and systems for vehicle powertrain applications worldwide. He has been Chairman and Chief Executive Officer since 2003. He previously served as Executive Vice President and served as President and General Manager of BorgWarner Torq Transfer Systems from 1999 to 2002. He is a Director of BorgWarner, Inc. and Federal Reserve Bank of Chicago—Detroit Branch. He is a member of the Compensation Committee and the Nominating and Corporate Governance Committee.

PHILIP G. WEAVER, 56	Director Since 2005

Mr. Weaver is Vice President and Chief Financial Officer of Cooper Tire & Rubber Company, a global company listed on the New York Stock Exchange, specializing in the design, manufacture and sales of passenger car, light truck, medium truck, motorcycle and racing tires. He has been Vice President and Chief Financial Officer since 1998. He previously served as the Vice President of the tire division from 1994 to 1998 and served as Controller of the tire division from 1990 to 1994. He is Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

HENRY J. THEISEN, 55	Director Since 2006

Mr. Theisen is our President and Chief Executive Officer. He has been President of the Company since 2007 and was elected Chief Executive Officer in 2008. He previously was Executive Vice President and Chief Operating Officer of the Company from 2003 to 2007 and Vice President of Operations from 2002 to 2003. From 1975 to 2002 he held various research and development, marketing, and management positions within the Company. Mr. Theisen is also a Director of Andersen Corporation.

Directors Whose Terms Expire in 2010
JEFFREY H. CURLER, 58	Director Since 1992

Mr. Curler is Executive Chairman of the Company and was elected to that position in 2008. He is also our Chairman of the Board and has served in that position since 2005. He was President from 1996 to 2007, Chief Executive Officer from 2000 to 2008, and Chief Operating Officer from 1998 to 2000. From 1973 to 1996, he held various management, research and development, and operations positions within the Company. Mr. Curler is also a Director of Valspar Corporation. He is Chair of the Executive and Finance Committee.

ROGER D. O'SHAUGHNESSY, 66	Director Since 1997

Mr. O'Shaughnessy is President and Chief Executive Officer of Cardinal Glass Industries, Inc., a private manufacturer of glass, including insulating glass units for window manufacturers. He has held this position for more than five years. He is a member of the Compensation Committee, the Executive and Finance Committee and the Nominating and Corporate Governance Committee.

DAVID S. HAFFNER, 56	Director Since 2004

Mr. Haffner is President and Chief Executive Officer of Leggett & Platt, Inc., a diversified manufacturing company listed on the New York Stock Exchange. He has been Chief Executive Officer since 2006 and has served as President since 2002. He previously served as Chief Operating Officer from 1999 to 2006 and as Executive Vice President of Leggett & Platt from 1995 to 2002. He is also a Director of that corporation. He is Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee.

HOLLY A. VAN DEURSEN, 50	Director Since 2008

Ms. Van Deursen is currently a Director of Actuant Corporation, Anson Industries, Petroleum Geo-Services and Capstone Turbine Corporation. She was most recently an executive in the petrochemical industry, and she has held a variety of leadership positions at British Petroleum and Amoco Corporation in Chicago, London and Hong Kong. She was Group Vice President of Petrochemicals for British Petroleum from 2003 to 2005, and Group Vice President of Strategy, based in London, from 2001 to 2003. She is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

 CORPORATE GOVERNANCE

Corporate Governance Documents

        You can electronically access all of our committee charters, our standards of business conduct, and our Principles of Corporate Governance at our website at www.bemis.com under the Company Overview section or by writing to us at Bemis Company, Inc., Attention Company Secretary at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669. Hard copies will be provided to any shareholder or any interested party upon request. We have adopted a Financial Team Code of Ethics that is filed as an exhibit to our Annual Report on Form 10-K. We intend to promptly post on our website any amendments to, or waivers from, the Financial Team Code of Ethics or Bemis Ethics Guide following the date of such amendment or waiver.

Director Independence

        The Board has determined that all Directors and Director-nominees, with the exception of Messrs. Curler, Theisen, and Wulf, are "independent" as that term is defined in the applicable listing standards of the New York Stock Exchange ("NYSE"). The Board has affirmatively determined that each of the following non-employee Directors, who collectively constitute a majority of the Board and all of the members of the Audit Compensation, and Nominating and Corporate Governance Committees of the Board, is independent:

  •
  William J. Bolton

  •
  David S. Haffner

  •
  Barbara L. Johnson

  •
  Timothy M. Manganello

  •
  Roger D. O'Shaughnessy

  •
  Paul S. Peercy

  •
  Edward N. Perry

  •
  William J. Scholle

  •
  Holly A. Van Deursen

  •
  Philip G. Weaver

        In accordance with the NYSE director independence rule, the Board looked at the totality of the circumstances to determine a Director's independence. To be independent a Director must be, among other things, able to exercise independent judgment in the discharge of his or her duties without undue influence from management. The Board considered information provided by the Directors and Director-nominees and concluded none of the independent Directors or independent Director-nominees have any relationships with Bemis, except Mr. Scholle who has an immaterial relationship with Bemis. Mr. Scholle is President and Chief Executive Officer of Scholle Corporation. We have purchased, at market competitive prices, metallized film and metallized services from a subsidiary of Scholle Corporation. The Board has determined that under the totality of circumstances, Mr. Scholle remains independent from management and is able to discharge the duties of an independent Director. Total sales to Bemis by the Scholle Corporation and its subsidiaries comprise less than two percent of Scholle Corporation's consolidated gross revenues. None of the other non-employee Directors has a relationship described in Rule 303A.02 of the NYSE Rules or any other relationship that requires Board consideration in making its determination.

The Board of Directors

        All 13 members then comprising the Board of Directors attended the Annual Meeting of Shareholders in 2008. The Board does not have a formal written policy requiring members to attend the Meeting of Shareholders, although all members have traditionally attended. The Board of Directors held four meetings and three conference calls during the year ended December 31, 2008. All Directors attended at least 75 percent of the aggregate of the total number of Board meetings and meetings of Committees on which they served.

Committees of the Board

        The Board of Directors has an Executive and Finance Committee, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The table below shows current membership for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Barbara L. Johnson	William J. Bolton	William J. Bolton*
Paul S. Peercy	David S. Haffner*	David S. Haffner
Edward N. Perry	Timothy M. Manganello	Barbara L. Johnson
William J. Scholle	Roger D. O'Shaughnessy	Timothy M. Manganello
Holly A. Van Deursen		Roger D. O'Shaughnessy
Philip G. Weaver*		Paul S. Peercy
Edward N. Perry
William J. Scholle
Holly A. Van Deursen
Philip G. Weaver

*
Committee Chair

        Executive and Finance Committee.    The Executive and Finance Committee did not meet in 2008. It has such powers as are delegated to it by the full Board.

        Audit Committee.    The Audit Committee held four meetings and eight conference calls in 2008. The Audit Committee's principal function is to assist the Board by performing the duties described in the Audit Committee Charter, which include:

  •
  oversight responsibility for the integrity and fair presentation of our financial reporting; and

  •
  responsibility for the selection, compensation and oversight of our independent registered public accounting firm.

        The Board has determined that all members of the Audit Committee are financially literate and that Philip G. Weaver is a financial expert as defined by the Securities and Exchange Commission.

        Compensation Committee.    The Compensation Committee held two meetings and two conference calls in 2008. The Compensation Committee has a Compensation Committee Charter, which requires the Compensation Committee to, among other things:

  •
  approve the compensation of the Executive Officers and Directors; and

  •
  review management's recommendations on Officer and key employee compensation and company-wide benefit plans.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee held four meetings in 2008. The Nominating and Corporate Governance Committee has a Nominating and Corporate Governance Committee Charter, which sets forth the Nominating and Corporate Governance Committee's duties, which include:

  •
  recommending nominees for election to the Board of Directors;

  •
  reviewing the performance of the highest ranking Officer and other senior Officers and recommends to the full Board a successor should the position of highest-ranking Officer become vacant;

  •
  reviewing with the Board, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of our needs; and

  •
  reviewing all nominees for Director and recommending to the Board those nominees who have attributes it believes would be most beneficial to us. This assessment will include such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the Board.

        Our Principles of Corporate Governance also set forth certain requirements regarding Board size, Directors who experience job changes, Director terms, other board service, retirement and independence matters, which the Committee takes into consideration when carrying out its duties.

Nominations for Directors

        The Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders in the same manner that it considers all Director candidates. Director candidates must meet the minimum qualifications set forth in the Principles of Corporate Governance and the Nominating and Corporate Governance Committee will assess Director candidates in accordance with the factors described in the Principles of Corporate Governance. Shareholders who wish to suggest qualified candidates to the Committee should write the Secretary of the Company at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, stating in detail the candidate's qualifications for consideration by the Committee.

        If a shareholder wishes to nominate a Director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures set out in our Bylaws. Under our Bylaws, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a Director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 90 days before the first anniversary of the previous year's annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting, together with the written consent of such person to serve as a Director.

        In accordance with the listing standards of the New York Stock Exchange, William J. Bolton has served as the independent lead Director for independent Director meetings. Bemis' independent Directors meet at regularly scheduled executive sessions without management at which Mr. Bolton presides. Executive sessions without management are held at the beginning and conclusion of every Board meeting.

        Bemis hires Beal Associates, a search firm, to help identify and facilitate the screening and interview process of Director-nominees. In connection with the Nominating and Corporate Governance Committee's evaluation of a Director-nominee, the Nominating and Corporate Governance Committee:

  •
  believes that nominees must have experience as a Board member or senior Officer of a public or private company or have achieved national prominence in a relevant field or have possessed other relevant experience;

  •
  evaluates whether the nominee's skills are complementary to the existing Board members' skills, and the Board's needs for operational, management, financial, international, technological or other expertise;

  •
  engages the search firm to screen the candidates, do reference checks, prepare a biography for each candidate for the Committee to review and help set up interviews;

  •
  interviews, along with the Chairman of the Board and our Chief Executive Officer, candidates that meet the criteria; and

  •
  selects nominees that best suit the Board's needs.

Communications with the Board

        The Board provides a process for shareholders and other interested parties to send communications to the Board or any of the Directors. Interested parties may communicate with the Board or any of the Directors by sending a written communication to Bemis Company, Inc., c/o Secretary of the Company at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, 920-727-4100. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, Executive Officers and persons who own more than 10 percent of our Common Stock file initial reports of ownership of our Common Stock and changes in such ownership with the Securities and Exchange Commission. To our knowledge, based solely on a review of copies of forms submitted to us during and with respect to 2008 and on written representations from our Directors and Executive Officers, all required reports were filed on a timely basis during 2008.

 TRANSACTIONS WITH RELATED PERSONS

        Our Board of Directors has approved a written policy whereby the Audit Committee must approve any transaction with a related person, as defined in Rule 404 of Regulation S-K ("Related Person Transaction") before commencement of such transaction; provided, however, that if the transaction is identified after it commences, it shall be brought to the Committee for ratification. The Related Person Transaction should be presented to the Audit Committee by an Executive Officer requesting that the Audit Committee consider the Related Person Transaction at its next meeting. The Executive Officer presenting the transaction must advise the Audit Committee of all material terms of the transaction.

        The Audit Committee has delegated authority to the Audit Committee Chairman to, upon request of an Executive Officer, approve Related Person Transactions if they arise between Committee meetings. The Chairman may take any action with respect to such Related Person Transaction that the Committee would be authorized to take, or, in his or her discretion, require that the matter be brought before the full Committee. Any action taken by the Chairman shall be reported to the Committee at its next regularly scheduled meeting.

Standards for Approval of Transactions

        The Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Person Transaction:

  •
  whether the terms are fair to us;

  •
  whether the transaction is material to us;

  •
  the role the related person has played in arranging the Related Person Transaction;

  •
  the structure of the Related Person Transaction; and

  •
  the interests of all related persons in the Related Person Transaction.

        A Related Person Transaction will only be approved by the Committee if the Committee determines that the Related Person Transaction is beneficial to us and the terms of the Related Person Transaction are fair to us.

Approval Process

        The Committee may, in its sole discretion, approve or deny any Related Person Transaction. Approval of a Related Person Transaction may be conditioned upon us and the related person taking any or all of the following additional actions, or any other actions that the Committee deems appropriate:

  •
  requiring the related person to resign from, or change position within, an entity that is involved in the Related Person Transaction with us;

  •
  assuring that the related person will not be directly involved in negotiating the terms of the Related Person Transaction or in the ongoing relationship between us and the other persons or entities involved in the Related Person Transaction;

  •
  limiting the duration or magnitude of the Related Person Transaction;

  •
  requiring that information about the Related Person Transaction be documented and that reports reflecting the nature and amount of the Related Person Transaction be delivered to the Committee on a regular basis;

  •
  requiring that we have the right to terminate the Related Person Transaction by giving a specified period of advance notice; or

  •
  appointing a Company representative to monitor various aspects of the Related Person Transaction.

        In the case of any transaction for which ratification is sought, the Committee may require amendment or termination of the transaction, or implementation of any of the above actions, if the Committee does not ratify the transaction.

Transactions with Related Persons during Fiscal Year 2008

        Item 404 of Regulation S-K requires that we disclose any transactions between us and any related persons, as defined by Item 404, in which the amount involved exceeds $120,000 (the "404 Threshold Amount").

        During 2008, we and our subsidiaries purchased, at market competitive prices, approximately $9.6 million of polyester and polyester copolymer products from Pacur, Inc. Ronald Johnson, brother-in-law of Jeffrey H. Curler, is President of Pacur, Inc. Mr. Curler is Chairman of the Board of the Company and our Executive Chairman.

        During 2008, we and our subsidiaries purchased, at market competitive prices, approximately $966,000 of metallized film and metallizing services from Vacumet Corporation, a subsidiary of Scholle Corporation. Such sales comprised less than two percent of Scholle Corporation's consolidated gross revenues. William J. Scholle, a Director of the Company, is President and Chief Executive Officer of Scholle Corporation.

        At the request of the Audit Committee, consisting entirely of independent Directors, PricewaterhouseCoopers LLP conducted a review of the above transactions. Based on PricewaterhouseCoopers LLP's report, the Audit Committee determined that these transactions were at least as fair to us as if they had been consummated with non-related parties.

        Robert Krostue is the brother-in-law of Jeffrey H. Curler. Mr. Curler is Chairman of the Board of the Company and our Executive Chairman. Mr. Krostue is employed by Perfecseal, Inc., one of our subsidiaries, as Vice President of North American Operations. He was paid targeted total cash in 2008 of approximately $71,000 more than the 404 Threshold Amount. Mr. Krostue has been employed by us for more than 30 years.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview and Introduction

        Our Compensation Committee (the "Committee") has been assigned and empowered by our Board of Directors to review, approve and ensure the compensation programs for its Executive Officers are meeting the intended objectives. These programs are straightforward and driven by a few key principles and objectives. In addition, the Committee provides a recommendation to the Board of Directors as to the competitive pay package for its Directors. For the year 2008, there were eleven (11) employee Executive Officers and ten (10) non-employee Directors. The individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table, are referred to as the "Named Executive Officers." The components of the compensation and benefits provided to all Executive Officers, including the Named Executive Officers, are similar in design.

        In early 2008, Jeffrey H. Curler became Executive Chairman and Chairman of the Board and Henry J. Theisen was named President and Chief Executive Officer.

        In the fall of 2008, we hired Scott B. Ullem as Vice President of Finance. In this role, Mr. Ullem is responsible for Financial Reporting, Treasury and Investor Relations. No other changes were made in the Executive Officer group.

Executive Compensation Philosophy and Objectives

        The Committee's responsibility is to provide effective compensation plans that align the interests of shareholders and management. The Committee believes that the most effective compensation plans are those that reward achievement of specific annual and long-term strategic goals. These plans are reviewed on an annual basis by the Committee to ensure the mix remains consistent with goals and that the design will continue to add shareholder value in the current and forecasted business environments. The key elements within this philosophy are designed to:

  •
  attract and retain key talent;

  •
  motivate individuals to achieve our goals;

  •
  achieve results that add shareholder value; and

  •
  grow long-term earnings.

        Accordingly, the Committee has designed and approved compensation plans that include base salary, short-term performance-based cash incentives and long-term incentives in the form of restricted stock to align with this philosophy. In addition, we have historically provided a defined benefit pension plan. The Plan was partially frozen in 2006 and replaced with a defined contribution profit sharing plan (the Bemis Investment Profit Sharing Plan "BIPSP").

        The Committee believes that the simplicity of our executive compensation plans has been instrumental in providing shareholder return even in the midst of the current global economic crisis. To further support a long-term performance focus, the Committee has redesigned a portion of the long-term equity compensation element beginning in 2009 by adding a performance measurement to 50 percent of the total award. Simply stated, the vesting of the performance-based share units granted in 2009 will be based on our total shareholder return versus the change in total shareholder return of the companies included in our peer group during the three-year performance period (see the Long-Term Incentive Compensation section, found on page 19, for a more detailed explanation).

2008 Executive Compensation Elements

        We outline below the distribution of the principal key executive compensation elements for our Executive Officers as it relates to total compensation and describe each element and provide an explanation as to what behaviors it motivates and how it ties to the overall compensation philosophy. The exception to this is the Executive Chairman who no longer receives grants under the Long-Term Equity Compensation element.

Compensation Elements		Why We Pay
•	Base Salary	•	Attract, retain and strategically align key talent
•	Annual Performance Based Cash Incentives (Non-Equity Incentive Compensation)	•	Motivate executives to achieve short-term key business priorities and objectives
		•	Hold executives accountable for performance against targets
•	Long-Term Equity Compensation	•	Motivate executives to achieve key long-term goals and objectives
		•	Hold executives accountable for performance against targets
		•	Focus executive behavior on our long-term success/earnings that add shareholder value
		•	Provide executives with the ability to acquire equity ownership
		•	Attract and retain executives
•	Retirement Plans	•	Provide income security for retirement
		•	Retain executives
•	Perquisites and Other Benefits	•	Attract and retain executives
		•	Enhance executive productivity

        In addition to the annual compensation elements, we have double-trigger "Change of Control" agreements with our Executive Officers that provide for the payment of compensation and benefits in the event of termination following a change of control (see Change of Control Table), that are not included in the elements of compensation displayed above.

Compensation Decisions

        The Committee makes all final decisions regarding Executive Officer compensation and material changes to benefit plans. The Committee selected Towers Perrin, an independent, outside compensation consultant, to assist it in developing relevant market data using competitive benchmarks and its knowledge of the job requirements of each of the Executive Officers. The Board conducts an annual performance evaluation of the Chief Executive Officer. The Committee then considers the Board's annual performance evaluation in addition to input from Towers Perrin and the Vice President of Human Resources in setting Chief Executive Officer compensation. In setting compensation for 2008 for all other Executive Officers, the Committee exercised its independent judgment, utilizing recommendations from Towers Perrin and the Chief Executive Officer. To maintain Towers Perrin's independence, management does not utilize any of its compensation or other consulting services. The Committee most recently consulted with Towers Perrin in 2008 for 2009 changes in the long-term incentive compensation element and the compensation package for the new CEO.

        In designing the competitive benchmarks in 2006 for 2007 and 2008 for 2009, Towers Perrin used a comparator group reflective of the packaging industry. We selected the following companies for this group:

COMPARATOR GROUP FOR COMPENSATION ELEMENTS

        None of these companies competes directly in all of our product categories; however, they are the most directly competitive; publicly traded companies. We believe that management talent comes from a much broader range of industries, from both publicly and privately held businesses. As a result, the Committee uses discretion in applying the comparator group data in establishing compensation levels that are competitive within the broader market.

        The Committee uses the comparator group data primarily to ensure that the executive compensation plans, as a whole, are competitive, meaning generally within the broad middle range of comparative pay of the comparator group companies when we achieve the targeted performance levels. For 2008, the Committee selected a total compensation target range at the estimated 50th percentile, based on the 2007 benchmarking study.

        The Committee has a complete benchmarking analysis performed every two to three years for the following three elements of compensation:

  •
  Base salary;

  •
  Performance-based cash incentives (non-equity incentive compensation); and

  •
  Long-term equity compensation.

        Each of the Named Executive Officers is compared as reasonably close as possible to their counterparts at the comparator companies. Each element of compensation is targeted at the 50th percentile of the median of the market for those comparator companies. While each Named Executive Officer has many duties similar to his/her counterparts, many also have additional responsibilities not necessarily performed by his/her counterparts at the comparator companies. Therefore, the Committee also takes into consideration:

  •
  length of service;

  •
  time in the specific position; and

  •
  job responsibilities and complexities.

        Recent competitive findings provided to the Committee by Towers Perrin revealed, on average, the following three pay elements for the Executive Officers compared to the external marketplace comparator companies identified above.

BEMIS' EXECUTIVE OFFICER ANNUAL PAY ELEMENTS COMPARED TO
MARKET MEDIAN OR THE 50TH PERCENTILE

        Each pay element is considered on its own and, when taken together, comprises total compensation. Total compensation is measured by outside consultants and reflects the sum of the three target elements, driven by the base pay element. The Committee reviews each element of compensation in comparison to the comparator group and also reviews the allocation of total compensation across each element to ensure an appropriate mix of short and long-term incentives.

        We apply the same compensation policy across all Executive Officers. Different compensation levels are based solely on assigned base pay and the applied incentive percentage. Position responsibility and external comparators account for all differences in compensation levels among Named Executive Officers.

        We are confident that the design of our compensation components, especially the long-term component, has been integral in attracting and retaining the executive talent necessary to meet our objectives. The Committee believes that the introduction of the performance component as a part of the long-term incentive plan for 2009 is expected to add long-term shareholder value.

Base Salary

        The base salary is a guaranteed component of Executive Officer annual cash compensation that attracts and retains our Executive Officers. The value of base salary reflects the following components:

  •
  the Executive Officer's skill set;

  •
  the market value of the Executive Officer's skill set;

  •
  internal equity; and

  •
  individual performance.

        During an annual review of base salaries, the Committee uses, in addition to the benchmarking data, an internal review of compensation relative to other Executive Officers, and the recommendations submitted by the Chief Executive Officer. In years when compensation consultants were not utilized, decisions on adjustments to base pay were made based upon other aggregate annual base pay adjustments provided to other corporate salaried employees and Committee determinations as to individual performance. For pay changes effective in 2008 and 2009, the Committee selected base pay adjustments, as a percent of base pay, equal to or less than all other Bemis salaried and hourly employee groups.

Performance-Based Cash Incentives—(Non-Equity Incentive Compensation)

        The 1997 Bemis Executive Officer Performance Plan (BEOPP) was re-approved by the shareholders in May 2005. The purpose of the BEOPP is to provide incentives to our Named Executive Officers to produce a superior shareholder return. Amounts paid under the terms of the BEOPP are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

        This component of pay for the Named Executive Officers has no discretion for individual performance and no formula discretion by the Committee. The Plan payout is based entirely on earnings per share (EPS) growth year-over-year and sales performance (increasing sales greater than 8 percent year-over-year provides an additional 10 percent award of the final EPS payouts). The amount of target bonus for each Named Executive Officer has been set as a percentage of base pay and is typically adjusted only with a job change and/or when recommended by outside consultants in order to remain competitive with comparator company pay practices. Any such change requires the approval of the Committee.

        Administered by the Committee, the BEOPP sets target award levels based on a percent of each Named Executive Officer's annual base compensation. The target percentage is established by the Committee based on the benchmarking data and other factors previously discussed. That percent of annual base compensation then becomes the normal award. The attainment of predetermined adjusted EPS growth dictates the percent of payment of the normal award. Adjusted EPS is based on the reported EPS, adjusted for items determined by the Committee to be unusual and/or non-recurring. In 2008 the Committee made no adjustments. The Committee determined that for 2008, the EPS target was 106 percent of the previous year's EPS. If this target were achieved, the Named Executive Officers would receive 100 percent of the normal award. If the EPS is less than 90 percent of the previous year's EPS, no award is paid. At 114 percent EPS achievement, the Plan would pay two-times the normal award. The BEOPP Funding Scale below indicates the range of payouts:

        In 2008, we achieved EPS of 94.8 percent of the previous year's EPS, and therefore, the Named Executive Officers earned a bonus payout of 47.6 percent of their normal award.

        We did not increase sales in excess of eight percent and therefore the additional sales-related payment was not made. There is no individual component factor used in the calculation of the non-equity incentive compensation component. Each Executive Officer has the same final EPS payout percent applied to their respective fixed normal award.

        For 2009, the Committee has approved the BEOPP design, with the same earnings per share and sales growth targets.

Long-Term Incentive Compensation

        In May 2006, our shareholders approved the Bemis Company, Inc. 2007 Stock Incentive Plan (the "Plan"). This Plan provides for issuance of equity units to all Executive Officers and other key employees. The purpose of this Plan is to enable us to retain and motivate key employees by providing them the opportunity to acquire meaningful equity ownership in the Company. The Committee has selected restricted share units as the form of equity awards for Executive Officers and other key employees. In 2007, the Committee approved restricted share units for approximately 200 key employees. This Plan has proven to be a critical retention tool for all Executive Officers, as well as other key employees. All Executive Officers, including all Named Executive Officers, receive restricted share units each year from this Plan while other key employees receive awards historically on an every three-year basis, the last year being 2007. By virtue of its years of experience with the Plan, the Committee has continued to support the issuance of restricted share units to participants, which aligns the interests of Executive Officers and key employees with those of our shareholders.

        Long-term incentive compensation is expressed also as a set percentage of base pay by the Committee for each of the Named Executive Officers. Similar to the performance-based cash incentive, this is a fixed formula and changes when approved by the Committee.

        For all Executive Officers prior to 2009, the Committee provided annual grants of restricted share units that vest after a five-year period, subject to accelerated vesting for retirement eligible participants. The Committee used a formula tied to base salary to set the number of restricted share units awarded annually. The Committee then considered recommendations from Towers Perrin and set the percent of base salary used for each Executive Officer's award. The Committee has set the formula as a percent of base salary, divided by a fixed share price to determine the number of restricted share units awarded. The fixed share price is used for a three year time period. This fixed share price is equal to the average month-end closing price (the sum of each month-end closing price divided by twelve), adjusted for a forfeiture-based discount provided by Towers Perrin that is used for a three year time period. This formula, based on a fixed average 2006 adjusted share price, was used for the 2007, 2008 and for the 2009 time-based restricted share units.

        In 2008 the Committee asked Towers Perrin to review the long-term incentive component of the Executive Officers' pay and make recommendations as it relates to a performance factor to further tie long-term rewards to long-term performance. Towers Perrin presented their recommendations on design and the Committee approved the changes beginning in 2009.

        The formula for determining the number of 2009 performance-based restricted share units was similar to that of the time-based restricted share units with the exception of the share price component. Rather than using an average adjusted share price, the share price used was the closing share price on January 2, 2009,(1) multiplied by 127 percent(2).

(1)
The stock price used is the closing price on the day before the restricted share units are awarded.

(2)
Formula provided by Towers Perrin and is based on peer Total Shareholder Return.

 BASE SALARY × NORMAL AWARD % × LONG-TERM %
x 127% of 1/12/09 STOCK PRICE CLOSE =
NUMBER OF PERFORMANCE-BASED RESTRICTED SHARE UNITS AWARDED

        Restricted share-based units awarded beginning in 2009, are now equally split between time-based restricted share units (50%) and performance-based restricted share units (50%).

Award Provisions—Performance-Based Restricted Share Units

        These performance-based restricted share units contain market conditions, as defined by FAS 123(R).

  •
  The award is earned on the basis of our Total Shareholder Return (TSR) relative to the TSR of our peers (the companies in the S&P 500 Materials, Industrials, Consumer Discretionary and Consumer Staples sectors)

  •
  The peer group includes 206 companies

  •
  TSR reflects price appreciation and reinvestment of dividends

  •
  Share price appreciation is measured as the difference between the beginning market price and the ending market price of our shares

  •
  The beginning market price equals the average closing price on the 20 trading days immediately preceding the performance period

  •
  The ending market price equals the average closing price on the last 20 trading days of the performance period

  •
  All awards vest as provided for in the 2007 Stock Incentive Plan document approved by shareholders in 2006.

        Simply stated, the vesting of the performance-based restricted share units granted in 2009 will be based on our TSR versus the change in TSR of the peer companies included in our peer group during the three-year performance period.

        The performance-based restricted share units will pay out in shares of our common stock in a range of 0 percent to 200 percent of the number of performance-based restricted share units awarded. The table set forth below shows how our growth in TSR against the peer companies correlates with the 0 percent to 200 percent range payouts.

Performance	Payout
Below 25th Percentile Rank	0%
25th Percentile Rank	25%
55th Percentile Rank	100%
75th Percentile Rank or Above	200%

        Performance-based restricted share units will pay out linearly between each set of data points above the 25th percentile and below the 75th percentile. For example, if we perform at a 40th percentile rank, each Named Executive Officer would receive the number of shares equal to 62.5 percent of his or her award of performance-based restricted share units. As it is possible that there will be no payout under the performance-based restricted share units, these awards are completely "at-risk" compensation. Further, in order to pay out at the 100 percent target, we must outperform our peers at the 55th percentile.

Award Provisions—Time-Based Restricted Share Units

        The provisions for the time-based restricted share units (50%) remain unchanged in design, as described above.

Share Holding Requirements

        In 2002, we placed holding requirements on all Executive Officers for any restricted share units granted after November 30, 2002. These holding requirements specify that each Executive Officer hold, for a period of not less than three years from the date of share acquisition, one-half of the net number of shares issued, pursuant to our equity compensation plans. These restrictions expire after the three-year period or upon termination or retirement.

        We have not granted stock options since 2003 to any Executive Officer, including the Named Executive Officers.

Share Ownership Guidelines

        In 2007, the Committee approved and implemented share ownership guidelines. To emphasize the importance of linking Executive Officers, Directors, and shareholder interests, we have established guidelines that require all Executive Officers, including the Named Executive Officers, to hold or have a right to acquire, a minimum number of Bemis shares with a market value equal to five times the Executive Officer's annual base pay or in the case of a Director, two times the annual base retainer.

Each Executive Officer or Director is expected to achieve the ownership target within five years from the date of election as an Executive Officer or Director. All Named Executive Officers and Directors already meet the guidelines or are on track to meet the guidelines within the specified time.

Retirement and Other Employee Benefits

        We offer retirement plans that are intended to supplement the employee's personal savings and social security. All employees in the United States are eligible to participate in a retirement plan, profit sharing plan, savings plan or a combination thereof.

        We offer core employee benefits coverage to:

  •
  provide our employees with a reasonable level of financial support in the event of illness or injury; and

  •
  enhance productivity and job satisfaction through programs that focus on work/life balance.

        Core benefits available are the same for all United States employees and Executive Officers, and include medical and dental, wellness, disability coverage and life insurance. In addition, the Bemis 401(k) savings plans (BIIP & BIPSP) and our retirement plans provide a reasonable level of retirement income reflecting employees' careers with us. These plans are generally available to all United States employees, including Executive Officers. We also offer non-qualified supplemental retirement and savings plans, which provide certain additional retirement benefits, including benefits that cannot be provided through the qualified plans due to various Internal Revenue Service limits.

        The cost of employee benefits is partially borne by the employee, including each Executive Officer.

Perquisites

        We do not provide significant perquisites or personal benefits to Executive Officers. We have discontinued most perquisites to Executive Officers, with the exception of some limited use of our plane by the Executive Chairman and the Chief Executive Officer and reimbursement of some automobile-related expenses. Personal use of the Company aircraft is generally discouraged; however, the Committee has authorized personal use under our Personal Use of Company Aircraft Policy for the Executive Chairman and the Chief Executive Officer.

Change of Control Agreements (Management Agreements)

        We entered into management agreements with the Executive Officers to ensure retention and action in the best interests of the shareholders in the event of a change of control. In 2005, the elements of the management agreements were benchmarked against comparable regional companies of similar size. The agreements were subsequently revised and approved by the Committee. The Committee authorized us to enter into management agreements with all Executive Officers, which provide benefits only upon a change of control event and subsequent termination.

        In 2008, new management agreements were approved for all incoming Executive Officers. These agreements provide for two years of payments (versus the current management agreements that provide for three years of payments for existing Executive Officers), and provide no additional restricted share unit awards.

        The determination of the amount of payment(s) and benefits in the event of a change in control for either agreement is described in footnote 1 on page 36. The amounts are formula based and are paid only in the event of a change of control and where the Named Executive Officer is not retained in the position he/she had prior to the event (i.e., double trigger). The formulas for payment were updated in 2006 and 2008 without a formal benchmarking process.

        The information used for the management agreements was not used for total compensation determination or benchmarked by any compensation consultants. The management agreements, as approved by the Committee, stand on their own, and were not related to any overall compensation objectives at the time of implementation, other than Named Executive Officer acquisition and retention, and did not affect decisions regarding other compensation elements.

        Please see the "Management Agreements" section in this proxy.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code (the "Code") requires that we meet specific criteria, including shareholder approval of certain share and bonus plans, in order to deduct compensation over $1,000,000 paid to a Named Executive Officer for federal income tax purposes. We must submit for shareholder approval certain performance-based compensation plans every five years in order for payments under those plans to remain tax-deductible to us. Shareholder approval must also be obtained to preserve the deductibility following changes to certain key provisions of those performance-based plans, including increases in the maximum amount of compensation payable to any employee under the Plan. In 2005, our shareholders reapproved the 1997 Bemis Executive Officer Performance Plan and we are submitting this plan for shareholder approval again this year. In 2006, our shareholders approved the 2007 Stock Incentive Plan, and we are submitting an amendment to this plan for shareholder approval this year. The Committee intends to make awards under these plans where appropriate to maximize deductibility to us. The Committee believes that our compensation program, both annual and long-term, is in our best interests and in the best interest of our shareholders. While the Committee will continue to employ compensation programs which provide tax savings for us, it is possible that components of certain executive compensation programs may not be tax-deductible to us.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement.

THE COMPENSATION COMMITTEE

David S. Haffner, Chairman
Roger D. O'Shaughnessy
William J. Bolton
Timothy M. Manganello

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

			(1)	(2)	(3)	(4)	(5)	(6)

Jeffrey H. Curler,	2008	1,150,000	N/A	3,374,754	N/A	547,738	429,366	43,873	5,545,731
Executive	2007	1,106,000	N/A	3,298,365	N/A	554,516	2,574,094	51,685	7,584,660
Chairman &	2006	1,010,000	N/A	2,470,168	N/A	1,616,000	677,635	25,377	5,799,180
Chairman of the
Board

Henry J. Theisen,	2008	786,083	N/A	1,412,234	N/A	334,453	754,413	9,548	3,296,731
President &	2007	608,000	N/A	1,177,827	N/A	243,867	1,402,415	7,165	3,439,274
Chief Executive	2006	532,000	N/A	1,086,238	N/A	638,400	362,639	20,326	2,639,603
Officer

Gene C. Wulf,	2008	529,000	N/A	1,150,477	N/A	151,176	73,200	8,222	1,912,075
Senior Vice	2007	508,000	N/A	932,087	N/A	152,818	828,593	11,089	2,432,587
President and	2006	478,000	N/A	706,418	N/A	525,800	191,008	24,392	1,925,618
Chief Financial
Officer

Eugene H.	2008	413,000	N/A	987,608	N/A	98,355	-173,777	7,623	1,332,809
Seashore, Jr.	2007	397,000	N/A	736,105	N/A	99,522	578,731	8,742	1,820,100
Vice President,	2006	372,000	N/A	523,199	N/A	372,000	104,675	9,894	1,381,768
Human
Resources

Stanley A. Jaffy	2008	355,000	N/A	1,065,085	N/A	67,634	49,063	7,324	1,544,106
Vice President,
Controller

(1)
No discretionary bonuses were paid in 2006, 2007 or 2008.

(2)
Represents amounts recognized for financial reporting purposes for compensation earned in 2006, 2007 and 2008, utilizing assumptions discussed in the notes to our consolidated financial statements for the year ended December 31, 2006, December 31, 2007 and December 31, 2008, respectively, for all restricted share units, calculated in accordance with FAS 123(R), disregarding any estimate for service based forfeitures.

(3)
Options have not been awarded since 2003 and all option awards vested prior to 2006.

(4)
The amounts in this column reflect cash awards paid to the named individuals under the BEOPP, which is discussed in further detail in the Compensation Discussion and Analysis.

(5)
The amounts in this column reflect the actuarial increase in the present value of the Named Executive Officers' benefits under all pension plans established by us. Interest rate and mortality rate assumptions used are consistent with those shown in our financial statements. See Pension Benefits for more detailed information.

(6)
The amounts in this column include:

Name	Year	401k Match BIIP ($)	Life Insurance ($)	Tax Gross Ups ($)	Perquisites ($)	TOTAL ($)

		(a)			(b)

Jeffrey H. Curler	2008	5,750	4,902	0	33,221	43,873

Henry J. Theisen	2008	5,750	3,798	0		9,548

Gene C. Wulf	2008	5,750	2,472	0		8,222

Eugene H. Seashore, Jr.	2008	5,750	1,873	0		7,623

Stanley A. Jaffy	2008	5,750	1,574	0		7,324

    (a)
    The BIIP 401(k) is available to all eligible salaried and non-union hourly employees, including all Executive Officers. Participants contribute by making tax advantaged or pre-tax employee contributions that are then matched by the Company in Bemis stock. The match is 50 percent of the first 2 percent of employee contributions and then a 25 percent match on any contributions above 2 percent up to an 8 percent maximum match. To qualify for participation, the employee must meet all eligibility requirements and regularly contribute to the Plan at a minimum of 3 percent of covered pay for the entire year.

    (b)
    Perquisites consist of the following amounts:

Name	Year	Auto Related Reimbursement ($)	Use of Company Airplane ($)	TOTAL ($)

			(i)

Jeffrey H. Curler	2008	2,197	31,024	33,221

      (i)
      We have a Board approved policy for personal use of our airplane.

 GRANTS OF PLAN BASED AWARDS IN 2008

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Units (#)
							Grant Date Fair Market Value ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Max ($)

				(1)		(2)	(3)

Jeffrey H. Curler	01/01/08	10/29/07				38,847	1,063,631
			0	1,150,000	2,415,000

Henry J. Theisen	01/01/08	10/29/07				51,000	1,396,380
	02/08/08	10/29/07				15,000	398,985
			0	702,200	1,474,620

Gene C. Wulf	01/01/08	10/29/07				32,000	876,160
			0	317,400	666,540

Eugene H. Seashore, Jr.	01/01/08	10/29/07				23,000	629,740
			0	206,500	433,650

Stanley A. Jaffy	01/01/08	10/29/07				17,000	465,460
			0	142,000	298,200

(1)
The Bemis Executive Officer Performance Plan (BEOPP) is an annual non-equity cash incentive program. The BEOPP provides guidelines for the calculation of annual non-equity incentive based compensation, subject to the Compensation Committee's oversight and approval. The short-term, non equity incentive plan's measurement for payout is the increase in earnings per share over the previous year. Each Named Executive has a target award opportunity (normal award) that is assigned as a percentage of annual base pay. These normal award targets range from 40 percent of annual base pay to 100 percent of annual base pay for our Named Executive Officers (as determined by the Compensation Committee). This normal award is subsequently adjusted by EPS performance, utilizing a performance scale (see performance scale in Compensation Discussion and Analysis).

(2)
The Restricted Stock Award Plan provides for issuance of equity units to all Executive Officers and other key employees, including the Named Executive Officers. For all Executive Officers, the Committee provides annual grants of restricted share units that vest after a five-year period, subject to accelerated vesting for retirement eligible participants. The Committee uses a formula tied to base salary to set the number of restricted share units awarded annually. The Committee considers recommendations from Towers Perrin and sets the percent of base salary used for each Executive Officer's award. The Committee has set the formula as a percent of base salary, divided by a fixed share price to determine the number of restricted share units awarded. The fixed share price is used for a three year time period. This fixed share price is equal to an average month-end closing price for the year, adjusted for a forfeiture-based discount provided by Towers Perrin that is used for a three year time period. This formula, based on a fixed average 2006 adjusted share price, was used for the 2007 and 2008 grants. The restricted share units entitle Executive Officers to receive dividend equivalent payments on the number of outstanding restricted share units. Mr. Theisen was granted two awards in 2008 due to his promotion to President and Chief Executive Officer in February 2008.

(3)
Grant Date Fair Value is the number of units, multiplied by the market price on the grant date ($27.38 for all grants except Mr. Theisen's second grant which has a market price of $26.60).

 OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR END

	Option Awards				Restricted Stock Awards

				(1)	(2)		(3)

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)

Jeffrey H. Curler	61,126	0	17.4375	01/01/10
	200,000	0	18.8125	05/03/10
	122,146	0	16.7813	01/01/11
	53,872	0	24.5900	01/01/12
	82,282	0	24.8150	01/01/13
					(4)	24,600	582,528
					(5)	52,000	1,231,360
					(6)	67,200	1,591,296
					(7)	31,078	735,927

Henry J. Theisen	22,358	0	24.5900	01/01/12
	31,608	0	24.8150	01/01/13
					(4)	9,000	213,120
					(5)	19,200	454,656
					(6)	29,400	696,192
					(8)	53,003	1,255,111

Gene C. Wulf	12,500	0	17.4375	01/01/10
	21,414	0	16.7813	01/01/11
	14,176	0	24.5900	01/01/12
	24,082	0	24.8150	01/01/13
					(4)	7,000	165,760
					(5)	14,800	350,464
					(6)	18,600	440,448
					(7)	25,600	606,208

Eugene H. Seashore, Jr.	12,392	0	16.7813	01/01/11
	10,470	0	24.5900	01/01/12
	16,798	0	24.8150	01/01/13
					(4)	4,800	113,664
					(5)	10,400	246,272
					(6)	13,200	312,576
					(7)	18,400	435,712

Stanley A. Jaffy	5,626	0	17.4375	02/03/10
	5,936	0	16.7813	01/01/11
	7,776	0	24.5900	01/01/12
	12,232	0	24.8150	01/01/13
					(4)	3,600	85,248
					(5)	7,600	179,968
					(6)	9,600	227,328
					(7)	13,600	322,048

(1)
All stock options expire 10 years from date of issuance.

(2)
The restricted stock award plan provides for issuance of equity units to all Executive Officers and other key employees, including the Named Executive Officers. For all Executive Officers, the Committee provides annual grants of restricted share units that vest after a five-year period, subject to accelerated vesting for retirement eligible participants. The Committee uses a formula tied to base salary to set the number of restricted share units awarded annually. The Committee considers recommendations from Towers Perrin and sets the percent of base salary used for each Executive Officer's award. The Committee has set the formula as a percent of base salary, divided by a fixed share price to determine the number of restricted share units awarded. The fixed share price is used for a three year time period. This fixed share price is equal to an average month-end closing price for the year, adjusted for a forfeiture-based discount provided by Towers Perrin that is used for a three year time period. This formula, based on a fixed average 2006 adjusted share price, was used for the 2007 and 2008 grants. The restricted share units entitle Executive Officers to receive dividend equivalent payments on the number of outstanding restricted share units.

(3)
Market value of shares or units is determined by multiplying the number of units by the 12/31/2008 Bemis closing share price ($23.68).

(4)
Number of restricted share units awarded on 1/28/2005 that have not vested. The units will vest on 1/1/2010, subject to the accelerated vesting for retirement eligible participants.

(5)
Number of restricted share units awarded on 1/1/2006 that have not vested. The units will vest on 1/1/2011, subject to the accelerated vesting for retirement eligible participants.

(6)
Number of restricted share units awarded on 1/1/2007 that have not vested. The units will vest on 1/1/2012, subject to the accelerated vesting for retirement eligible participants.

(7)
Number of restricted share units awarded on 1/1/2008 that have not vested. The units will vest on 1/1/2013, subject to the accelerated vesting for retirement eligible participants.

(8)
Number of restricted share units awarded on 1/1/2008 and 2/8/2008 that have not vested. The units will vest on 1/1/2013, subject to the accelerated vesting for retirement eligible participants.

 OPTION EXERCISE AND STOCK VESTED IN 2008

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

	(1)		(2)

Jeffrey H. Curler	43,352	302,922	(3) 62,540	1,678,574
			(4) 101,969	2,414,626

Henry J. Theisen			(3) 24,024	644,804
			(4) 139,397	3,300,921

Gene C. Wulf	9,710	67,849	(3) 18,304	491,279
			(4) 33,400	790,912

Eugene H. Seashore, Jr.	10,992	109,096	(3) 12,768	342,693
			(4) 23,400	554,112

Stanley A. Jaffy	4,768	33,316	(3) 9,298	249,558
			(4) 17,200	407,296

(1)
Represents options exercised in 2008 and the total value realized is determined by calculating the difference in value between the share price on the date of grant and the share price on the date of exercise.

(2)
For all retirement eligible Executive Officers, restricted share units vest at the rate of 1/60th per month until age 60, when all units are vested. The figures represent the number of shares that vested in 2008 for each Named Executive Officer.

(3)
Restricted share units vested and distributed in 2008, based on the fair market value at distribution of $26.84.

(4)
Restricted share units vested but not yet distributed to the Named Executive Officer. Dollar amount represents the year-end share closing price ($23.68) multiplied by the number of units vested.

 2008 PENSION BENEFITS

        The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer, under each of the Retirement Plans and Supplemental Retirement Plans, determined using interest rate and mortality rate assumptions described below.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

	(1) (2)		(3)

Jeffrey H. Curler	Bemis Retirement Plan (BRP)	35.58	1,736,640	—
	Bemis Supplemental Retirement
	Plan (Supplemental Plan)	35.58	8,194,702	—
	Bemis Supplemental Retirement
	Plan for Senior Officers	35.58	3,596,588	—
	Total		13,527,930	—

Henry J. Theisen	Bemis Retirement Plan (BRP)	32.96	1,222,430	—
	Bemis Supplemental Retirement
	Plan (Supplemental Plan)	32.96	3,082,525	—
	Bemis Supplemental Retirement
	Plan for Senior Officers	32.96	2,563,366	—
	Total		6,868,321	—

Gene C. Wulf	Bemis Retirement Plan (BRP)	33.33	1,358,268	—
	Bemis Supplemental Retirement
	Plan (Supplemental Plan)	33.33	2,633,529	—
	Bemis Supplemental Retirement
	Plan for Senior Officers	33.33	1,350,217	—
	Total		5,342,014	—

Eugene H. Seashore, Jr.	Bemis Retirement Plan (BRP)	28.98	1,213,112	—
	Bemis Supplemental Retirement
	Plan (Supplemental Plan)	28.98	1,739,583	—
	Bemis Supplemental Retirement
	Plan for Senior Officers	28.98	941,788	—

	Total		3,894,483	—

Stanley A. Jaffy	Bemis Retirement Plan (BRP)	21.25	726,056	—
	Bemis Supplemental Retirement
	Plan (Supplemental Plan)	21.25	1,019,918	—
	Bemis Supplemental Retirement
	Plan for Senior Officers	21.25	1,269,381	—
	Total		3,015,355	—

Key Assumptions	12/31/2008	12/31/2007
Discount Rate	6.00%	6.25%
Expected Retirement Age	Earliest unreduced age	Earliest unreduced age
Pre-Retirement Decrements	None	None
Post-Retirement Mortality	RP 2000 Projected from 2000 to 2008	RP 2000 Projected from 2000 to 2007
Form of Payment
BRP	Single Life Annuity	Single Life Annuity
Supplemental	Lump Sum	Lump Sum
SERP	Lump Sum	Lump Sum
Lump Sum Assumptions
Interest	5.00%	5.00%
Mortality	IRS 2008 Applicable Mortality Table	IRS 2008 Applicable Mortality Table

Plan Changes During 2008

There were no significant changes to the retirement plans in 2008.

(1)
Bemis Retirement Plan (BRP) and Bemis Supplemental Retirement Plan (Supplemental Plan)—Both the BRP and the Supplemental Plan are non-contributory defined benefit plans with an offset for Social Security, which provides benefits determined primarily by final average salary and years of service. Final average salary is determined by using the highest five consecutive years of earnings out of the last fifteen. Eligible earnings include regular annual base compensation plus any annual non-equity cash incentive earned. The benefit formula is 50 percent of the final average salary, less 50 percent of the estimated Social Security benefit. Benefits are generally accrued over a 30-year period. The Supplemental Plan is a non-qualified defined benefit "excess" plan that provides an additional benefit which would have been provided under the BRP but for the limitations imposed by IRC Section 415 (maximum benefits) and IRC Section 401(a)(17) (maximum compensation). The provisions of the Supplemental Plan generally mirror the BRP, except the Supplemental Plan provides for a present value lump sum payment option, while the BRP does not. All of the Named Executive Officers meet the eligibility requirements for early retirement as of December 31, 2008. Early retirement eligibility is age 55 with 10 years of service. The early retirement benefit equals the normal retirement benefit, reduced by 2 percent each year from age 65 to age 62, then reduced 4 percent each year to age 55. In addition, a Social Security supplement is payable from early retirement until age 65.

(2)
Similar to the BRP and Supplemental Plans, the total benefits under the Bemis Supplemental Retirement Plan for Senior Officers is 50 percent of final average earnings, less 50 percent of the estimated Social Security benefit, then offset by the BRP and Supplemental Plan benefit amounts. However, unlike the BRP and the Supplemental Plan, benefits under the Bemis Supplemental Retirement Plan for Senior Officers accrue over a 20-year period. In addition, final average earnings are calculated using the highest five years during the last 15, whether or not they are consecutive. All Named Executive officers meet the eligibility requirements for early retirement as of December 31, 2008. Benefits under the Bemis Supplemental Retirement Plan for Senior Officers vest upon attainment of age 50 with 20 years of service, or when combined age and service totals 75 or more. The early retirement eligibility is the same as the vesting eligibility notes above, except that the Senior Officer cannot commence payment prior to age 55. The Bemis Supplemental Retirement Plan for Senior Officers has no early retirement reductions and a present value lump sum form of payment is offered.

(3)
All assumptions used to calculate the present value of accumulated benefits under the BRP, Supplemental Plan and Bemis Supplemental Retirement Plan for Senior Officers, are the same as those used in our notes to financial statements as of December 31, 2008, except for the assumed retirement age. The assumed retirement age has been changed to reflect the earliest unreduced age under the Bemis Supplemental Retirement Plan for Senior officers. Lump sums under the Supplemental and Bemis Supplemental Retirement Plan for Senior Officers were calculated assuming a 5 percent lump sum interest rate and the IRS 2008 Applicable Mortality Table.

 2008 DIRECTOR COMPENSATION

        Director compensation is approved by the Board of Directors, after the Compensation Committee recommends appropriate annual pay levels. The Committee determines appropriate pay levels using the expertise and data supplied by Towers Perrin. The components of Directors' pay include cash or stock in lieu of cash, restricted share units and an additional cash payment for Directors who serve as Chairs on the various Committees. For 2008, the Board approved annual board compensation of $65,000 and annual restricted share units valued at $32,500, which is one half of the annual cash compensation. In addition, the Committee chairs receive a payment of cash or stock in lieu of cash in the amount of $15,000.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Other Income	Total ($)

		(1)	(2)

William J. Bolton (3)	85,000	19,173	32,522	136,695

David S. Haffner (3)	85,000	19,173	32,522	136,695

Barbara L. Johnson	65,000	19,173	32,522	116,695

Timothy M. Manganello (3) (4)	70,000	19,173	32,522	121,695

Nancy P. McDonald (5)	16,250		42,205	58,455

Roger D. O'Shaughnessy (4)	65,000	19,173	32,522	116,695

Paul S. Peercy (6)	65,000	19,173	32,522	116,695

Edward N. Perry	65,000	19,173	32,522	116,695

William J. Scholle	65,000	19,173	32,522	116,695

Holly A. Van Deursen	48,750		97,512	146,262

Philip G. Weaver (7)	80,000	19,173	32,522	131,695

(1)
Represents the grant date fair value recognized for financial reporting purposes for compensation earned in 2008, utilizing assumptions discussed in the notes to our consolidated financial statements for the year ended December 31, 2008, for all restricted share units, calculated in accordance with FAS 123(R), disregarding any estimate for service based forfeitures. All restricted share units have a three-year vesting period.

(2)
Represents 2008 value of restricted share units awarded to Directors that vested immediately and were paid as cash compensation (1,224 units @ $26.57). As a new Director, Van Deursen received an initial grant equal to three times the annual retainer (3,670 units @ $26.57).

(3)
Directors Bolton, Haffner and Manganello also received an additional $5,000 for serving on the Director Search Committee.

(4)
Directors Manganello and O'Shaughnessy elected to receive their annual retainer in the form of Bemis shares in lieu of cash.

(5)
Retired Director McDonald's taxable compensation value on payout of restricted share units.

(6)
Director Peercy elected to receive his annual retainer in the form of 50 percent Bemis shares and 50 percent in cash.

(7)
Director Weaver elected to receive his annual retainer in the form of 37.5 percent Bemis shares and 62.5 percent cash.

Aggregate number of vested options and restricted share units outstanding for Directors at the end of 2008:

Director Name	Aggregate Number of Vested Options Outstanding(#)	Aggregate # of Restricted Stock Units Outstanding(#)

William J. Bolton	10,000	1,760

David S. Haffner		1,760

Barbara L. Johnson	10,000	1,760

Timothy M. Manganello		1,760

Roger D. O'Shaughnessy		1,760

Paul S. Peercy		3,444

Edward N. Perry		1,760

William J. Scholle	5,400	1,760

Holly A. Van Deursen		0

Philip G. Weaver		1,760

 POTENTIAL PAYMENTS UPON TERMINATION, INCLUDING FOLLOWING CHANGE OF CONTROL

        The following table describes the potential payments and benefits under our compensation and benefit plans and arrangements to which the Executive Officers would be entitled to upon termination of employment, including following a change of control. Except for (i) certain terminations following a change of control of the Company as described below, and (ii) involuntary termination as shown below, there are no other agreements, arrangements or plans that entitle Executive Officers to severance, perquisites, or other enhanced benefits upon termination of their employment. Any agreement to provide such payments or benefits to a terminating Executive Officer (other than following a change of control) would be at the discretion of the Compensation Committee.

Potential Payments Upon Termination of Employment, Including Following a Change of Control

Named Executive	Event	Cash Severance Payment (salary, bonus, etc.) ($)	Incremental Pension Benefit (present value) ($)	Continuation of Medical/ Welfare Benefits (present value) ($)	Acceleration and Continuation of Equity Awards ($)	Excise Tax Gross-up ($)

			(2)
Jeffrey H. Curler	Death				4,141,111
	Disability				4,141,111
	Voluntary termination
	Voluntary retirement
	Involuntary termination	1,150,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after
	change of control	10,252,897		60,000	4,141,111

Henry J. Theisen	Death				2,619,079
	Disability				2,619,079
	Voluntary termination
	Voluntary retirement
	Involuntary termination	800,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after
	change of control	6,598,080		60,000	2,619,079	3,085,778

Gene C. Wulf	Death				1,562,880
	Disability				1,562,880
	Voluntary termination
	Voluntary retirement
	Involuntary termination	529,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after
	change of control	4,398,260		60,000	1,562,880	1,913,304

Named Executive	Event	Cash Severance Payment (salary, bonus, etc.) ($)	Incremental Pension Benefit (present value) ($)	Continuation of Medical/ Welfare Benefits (present value) ($)	Acceleration and Continuation of Equity Awards ($)	Excise Tax Gross-up ($)

			(2)
Eugene H. Seashore, Jr.	Death				1,108,224
	Disability				1,108,224
	Voluntary termination
	Voluntary retirement
	Involuntary termination	413,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after
	change of control	3,271,340		60,000	1,108,224	1,460,769

Stanley A. Jaffy	Death				814,592
	Disability				814,592
	Voluntary termination
	Voluntary retirement
	Involuntary termination	355,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after
	change of control	2,552,660		60,000	814,592	1,097,218

(1)
Involuntary or constructive termination after change of control: provides salary, bonus, benefit costs, vested equity units outstanding, equity units to be granted, and tax gross-up values. The cash column represents three (3) times the annual base salary, three (3) times the highest bonus paid, a cash payment equal to the value of the 2008 restricted share award made to the Named Executive Officers and three (3) times the benefit costs calculated at 30 percent of base pay. The continuation of medical/welfare benefits column represents $60,000 in estimated health, welfare and life insurance cost.

(2)
Vested pension benefits, if any, for the Named Executive Officers are not listed in this table because they are already provided under Pension Benefits.

 MANAGEMENT AGREEMENTS

        We have Management Agreements ("Agreements") with Mr. Theisen and the other Executive Officers that become effective only upon a change of control event. A change of control event is deemed to have occurred if any person acquires or becomes a beneficial owner, directly or indirectly, of our securities representing 20 percent or more of the combined voting power of our then outstanding securities entitled to vote generally in the election of Directors, or 20 percent or more of the then outstanding shares of our Common Stock. If, in connection with a change of control event, an Executive Officer is terminated involuntarily or constructively involuntarily terminated, such Executive Officer will be entitled:

  (a)
  to immediately receive from us or our successor, a lump-sum cash payment in an amount equal to three times the sum of (1) the executive's annual salary for the previous year, or, if higher, the executive's annual salary in effect immediately prior to the change of control event; (2) the executive's target bonus for the current year, or, if higher, the highest annual bonus received by the executive during the previous five years; and (3) the estimated value of fringe benefits and perquisites;

  (b)
  to immediately receive from us or our successor, a lump-sum cash payment in an amount equal to the executive's most recent annual grant of equity units multiplied by the value of a share of our common stock on the day immediately prior to the change of control event; and

  (c)
  for three years after the "Involuntary Termination" or "Constructive Involuntary Termination", to participate in any health, disability and life insurance plan or program in which the executive was entitled to participate immediately prior to the change of control event; but notwithstanding anything to the contrary above, the executive will not be entitled to benefits under subparagraphs (a), (b) or (c) above for any time following the executive's sixty-fifth (65th) birthday.

        For purposes of the Agreements, "Involuntary Termination" means a termination by us of the executive's employment that is not a termination for "Cause" and that is not on account of the death or disability of the executive.

        "Constructive Involuntary Termination" means any of the following events: (1) reduction of the executive's title, duties, responsibilities or authority, other than for Cause or disability; (2) reduction of the executive's annual base salary; (3) reduction of the aggregate benefits under our pension, profit sharing, retirement, life insurance, medical, health and accident, disability, bonus and incentive plans and other employee benefit plans and arrangements or reduction of the number of paid vacation days to which the executive is entitled; (4) we fail to obtain assumption of the Agreement by any successor; (5) we require the executive to perform his primary duties at a location that is more than 25 miles further from his primary residence than the location at which he performs his primary duties on the effective date of the Agreement; or (6) a termination of employment with us by the executive after any of the other occurrences listed.

        "Cause" means, and is limited to, (1) willful and gross neglect of duties by the executive that has not been substantially corrected within 30 days after his receipt from us of written notice describing the neglect and the steps necessary to substantially correct it, or (2) an act or acts committed by the executive constituting a felony and substantially detrimental to us or our reputation.

        In 2008, new Management Agreements were approved for all incoming Executive Officers. These agreements provide for two years of payments (versus the current Management Agreements that provide for three years of payments for existing Officers) and provide no additional payments for any restricted share unit awards.

 REPORT OF THE AUDIT COMMITTEE

        The Company's Audit Committee is composed of six independent non-employee directors. It is responsible for overseeing the Company's financial reporting and the Company's controls regarding accounting and financial reporting. In performing its oversight function, the Committee relies upon advice and information received in written form and in its quarterly discussions with the Company's management, the Company's Director of Global Financial Compliance, the Company's Director of Internal Audit and the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP. The Company's Director of Global Financial Compliance, the Company's Director of Internal Audit, and PricewaterhouseCoopers have direct access to the Audit Committee at any time on any issue of their choosing and the Committee has the same direct access to the Company's Director of Global Financial Compliance, the Director of Internal Audit and PricewaterhouseCoopers. The Committee meets privately with the Director of Internal Audit, with the Company's Director of Global Financial Compliance and with PricewaterhouseCoopers at least four times a year.

        Specifically, the Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2008 with the Company's management; (ii) met and discussed the financial statements and related issues with senior management, the Company's Director of Global Financial Compliance, the Company's Director of Internal Audit (iii) met and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iv) received the written notice from PricewaterhouseCoopers regarding their independence, and (v) approved related person policy transactions in accordance with the Related Persons Transaction Policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES

        The following table presents aggregate fees for professional audit services rendered by PricewaterhouseCoopers for the audit of the Company's annual financial statements for the years ended December 31, 2008 and 2007, and fees billed for other services rendered by PricewaterhouseCoopers during those periods.

	2008	2007
Audit Fees(1)	$2,230,459	$2,143,957
Audit-Related Fees(2)	1,239,413	5,848
Tax Fees(3)	373,586	55,204
All Other Fees(4)		8,225

Total Fees	$3,843,458	$2,213,234

(1)
Audit Fees—These are fees for professional services performed by PricewaterhouseCoopers for the integrated audits of the Company's annual financial statements and reviews of financial statements included in the Company's 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees—These are fees for the assurance and related services performed by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of the Company's financial statements. For 2008 this includes due diligence projects.

(3)
Tax Fees—These are fees for professional services performed by PricewaterhouseCoopers with respect to tax compliance, tax advice and tax planning. For 2008 and 2007, this includes review and/or preparation of certain foreign tax returns and for 2008 tax consulting relating to due diligence projects.

(4)
All Other Fees—These are license fees for internal audit software.

        The Audit Committee approved all audit and non-audit services provided to the Company by the Company's independent registered public accounting firm prior to management engaging the auditor for that purpose. The Committee's current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by the Company's independent registered public accounting firm. In making its recommendation to appoint PricewaterhouseCoopers as the Company's independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers is compatible with maintaining that firm's independence.

        Based on the Committees' review and discussions with senior management, the Director of Global Financial Compliance, the Director of Internal Audit and PricewaterhouseCoopers referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

  Philip G. Weaver, Chair and Financial Expert
  Barbara L. Johnson
  Paul S. Peercy
  Edward N. Perry
  William J. Scholle
  Holly A. Van Deursen

APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        A further purpose of the meeting is to vote on the ratification of the appointment of the independent registered public accounting firm ("auditor") for the year ending December 31, 2009. While neither Missouri law, our Restated Articles of Incorporation nor our Bylaws require submission to the shareholders the question of appointment of auditors, it has been the policy of our Board of Directors since 1968 to submit the matter for shareholder consideration in recognition that the basic responsibility of the auditors is to the shareholders and the investing public. Therefore, the Audit Committee of the Board of Directors recommends shareholder ratification of the appointment of PricewaterhouseCoopers LLP, which has served as our auditor for many years. If the shareholders do not ratify this appointment, the Audit Committee will consider other independent auditors. A representative of PricewaterhouseCoopers LLP will be present at the meeting, with the opportunity to make a statement and to respond to questions.

        The proxies will vote your proxy for ratification of the appointment of PricewaterhouseCoopers LLP unless you specify otherwise in your proxy.

        The Audit Committee recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP.

 PROPOSAL TO REAPPROVE
1997 EXECUTIVE OFFICER PERFORMANCE PLAN

        The Bemis Company, Inc. 1997 Executive Officer Performance Plan (the "BEOPP") was initially approved by the shareholders in 1997 and was reapproved by the shareholders in 2002 and 2005.

        The BEOPP is an annual bonus plan designed to allow us to deduct bonus payments paid to our Executive Officers to the greatest extent permitted by the Code. Under the BEOPP, certain Executive Officers may be selected by the Compensation Committee to receive their bonus incentive compensation based upon our achievement of pre-established performance goals. The BEOPP is designed to comply with Code Section 162(m). That section denies deductions to us for compensation in excess of $1,000,000 paid to any Named Executive Officer, except to the extent that such compensation was performance-based and approved by our shareholders. Code Section 162(m) requires that shareholders reapprove the BEOPP every five years to retain deductibility of certain compensation paid under the Plan.

        The BEOPP was last approved by the shareholders in 2005 and would normally be resubmitted to the shareholders in 2010. However, as noted elsewhere in this proxy statement, the Board has approved amending our 2007 Stock Incentive Plan so that equity units can also qualify as performance-based under Code Section 162(m) and that amendment is being submitted for shareholder approval now. Given that the performance criteria proposed for the 2007 Stock Incentive Plan are similar to those already in place under the BEOPP, it seemed advisable to submit the BEOPP for reapproval now, rather than waiting until 2010. The BEOPP as proposed to be amended is nearly identical to the BEOPP as last approved by the shareholders in 2005. The BEOPP as proposed to be reapproved is identical to the BEOPP as last approved by the shareholders in 2005 except that the choice of law provision in Section 11 is changed to use Wisconsin law rather than Minnesota, and wording about payment timing is added to Section 4.4 in response to Code Section 409A.

        The following is a brief summary of the BEOPP. The Committee administers the BEOPP and selects participants from among our Executive Officers. The BEOPP provides that Participants will be entitled to receive an award of bonus compensation based on the attainment of performance targets selected annually by the Committee. The performance targets will consist of one or any combination of two or more of: net earnings; earnings before income taxes; earnings before interest and income taxes; earnings per share; sales growth; return on invested capital; return on sales; return on equity; economic value added; and/or total shareholder return. Any targets may relate to one or any combination of corporate, group, unit, division, affiliate or individual performance. The maximum individual award under the Plan for any Performance Period may not exceed the lesser of 210 percent of the Participant's annual base salary or $3,000,000.

        The Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate an award payable to any participant for any reason, including changes in the participant's position or duties with us or any subsidiary during the Performance Period, whether due to any termination of employment (including death, disability, retirement, or termination with or without cause) or otherwise. No reduction in an award made to any participant shall increase the amount for any other participant. The Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any award thereto awarded to any Participant which has not been paid. No award may be granted during any suspension of the Plan or after its termination. Any such amendment is subject to approval of our shareholders only if such approval is necessary to maintain the Plan in compliance with the requirements of Section 162(m) of the Code, its successor provisions or any other applicable law or regulation.

        The BEOPP became effective as of January 1, 1997. The Committee believes that, upon reapproval of the BEOPP by the shareholders and certification by the Committee that the performance goals and any other material terms have been satisfied, compensation under the Plan will be tax-deductible. Approval of the BEOPP by the shareholders and the previously mentioned certification by the Committee will be conditions to the receipt by Participants of any future payments under the Plan.

Voting Requirements

        The affirmative vote of holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required for reapproval of the Plan.

        The Board of Directors Unanimously Recommends a Vote FOR Reapproval of the Plan.

 PROPOSAL TO AMEND 2007 STOCK INCENTIVE PLAN

        The Bemis Company, Inc. 2007 Stock Incentive Plan (the "2007 Plan") was approved by the shareholders on May 4, 2006. The 2007 Plan permits us to grant stock options and equity units to our employees or to employees of our subsidiaries and to our Directors. The Directors believe that we and our shareholders have benefited substantially over the years from the use of stock options and equity unit awards to secure, motivate and retain key personnel. The 2007 Plan and predecessor plans have been significant factors in our success and growth.

        The 2007 Plan permits grants of equity units payable in shares of our Common Stock upon satisfaction of vesting restrictions established by the Committee. In the past, these vesting restrictions have generally required continued service. The 2007 Plan also authorized the use of performance criteria as a precondition to vesting, but did not specify the types of performance criteria that could be used.

        In 2008, the Committee decided for the first time to grant equity units, the vesting of which would depend on satisfying predetermined performance objectives.

        Code Section 162(m) denies deductions to us for compensation in excess of $1,000,000 paid to a Named Executive Officer, except to the extent such compensation was performance-based and the performance criteria was approved by our shareholders. The purpose of the proposed amendment is to make it possible for equity units granted under the 2007 Plan to be considered performance-based and therefore fully deductible under Code Section 162(m).

        The proposed amendment, attached as Exhibit A to this proxy statement, modifies Section 7.1 of the 2007 Plan to include these requirements for Equity Units which vest based on performance:

  (a)
  The executives receiving such grants and the amount of each grant must be determined by the Committee not later than 90 days after the beginning of the performance period.

  (b)
  The performance goals must be established by the Committee not later than 90 days after the beginning of the performance period and must be in categories that are approved by the shareholders. The amendment provides that the performance categories which may be used will include one or a combination of net earnings; earnings before income taxes; earnings before interest and income taxes; earnings per share; sales growth; return on invested capital; return on sales; return on equity; economic value added; and/or total shareholder return. Any such targets may relate to one or more of the Company, its subsidiaries or their divisions, groups and units.

  (c)
  The Committee must certify in writing the degree to which the performance goals were attained and the equity units that vested.

  (d)
  The maximum number of performance-based equity units which may be granted to an executive in any one year may not exceed 5 percent of the 6,000,000 shares of Common Stock available for issuance under the Plan (i.e. 300,000 equity units).

        By adding the above requirements to the 2007 Plan, equity units which vest based on performance as described above will be considered performance based for purposes of Code Section 162(m) and therefore will be fully deductible by us.

        The 2007 Plan will continue to permit grants of equity units that vest based on continued service. Such units are not subject to the above requirements, and are not considered performance-based under Code Section 162(m).

        This proposed amendment does not increase the number of shares available under the 2007 Plan, nor does it change the types of grants permitted under the Plan. However, by making the Plan more specific about the details regarding equity units which vest based on performance, the amendment makes it possible for such grants to be considered "performance-based" under Section 162(m), thereby enhancing their deductibility by us.

        The proposed amendment does not change any of the other material terms of the 2007 Plan. The 2007 Plan as originally approved by the shareholders in 2006 authorized the issuance of 6,000,000 shares of common stock, and this is not changed by the amendment. The 2007 Plan will continue to be administered by the Committee and will continue to permit awards of stock options and equity units. The 2007 Plan will continue to provide for accelerated vesting of outstanding awards in the event of a change of control.

Voting Requirements

        The affirmative vote of holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required for approval of the amendment.

        The Board of Directors unanimously recommends a vote FOR approval of the amendment.

 SHAREHOLDER PROPOSAL ON COMPENSATION REPORT

        The International Brotherhood of DuPont Workers, P.O. Box 10, Waynesboro, Virginia 22980, and its member local, the Transparent Film Workers, Inc., representing the workers at the Clinton, Iowa Bemis factory, owner of 130 shares Bemis Common Stock, has given notice that it will introduce the following resolution and statement in support thereof:

        Resolved: That the stockholders of Bemis, Inc, (sic) assembled in annual meeting in person and by proxy, hereby request that the Board of Directors give consideration to preparing a report, to be made available to shareholders four months after the 2009 Annual meeting, that shall review the compensation packages provided to senior executives of the Company and address the following.

  1.
  Comparison of compensation packages for senior executives with that provided to the lowest paid Company employees.

  2.
  Whether there should be a ceiling on compensation provided to senior executives so as to prevent the possibility of excessive compensation.

  3.
  Whether compensation of senior executives should be adjusted in the event of the layoff of a substantial number of employees.

Shareholder's Statement

        A review of Bemis' 2008 proxy statement reveals that in 2007, then CEO Curler received total compensation in 2006, of $11.38 million. This represented a 20% increase over his 2006 total compensation which was in turn, a 27% increase over his 2005 total compensation. And his 2005 total compensation was a 44% increase over his 2004 total compensation. Mr. Curler also has accumulated a pension benefit that is presently valued at $13.1 million, an increase of over 23% from the pension benefit he had accumulated just the year before. Additionally, if there is a change in control of the Company, Mr. Curler receives $6.8 million, and that amount is grossed up for taxes at the Company's expense.

        This practice of providing extraordinary increases in compensation and benefit packages to Mr. Curler has been continued with the current CEO Henry Theisen.

        Contrast the treatment of Mr. Curler and Mr. Theisen with that of the Bemis employees in the U.S. who work in the factories and actually produce the products. Over the past three years, their yearly wage increase has averaged about 3% while their health care costs have skyrocketed, effectively wiping out their meager wage increase. The situation is even worse once they retire. Bemis provides no contribution at all toward retiree health care costs. As for a pension/retirement benefit, all Bemis provides is a minimal guaranteed contribution to their 401K, about $2000 per year for the typical wage roll employee.

        This same proposal was voted on in 2008 and 6,868,416 shares, amounting to 10% of the shares that were actually cast, were voted in favor of it. This is evidence of the extraordinary support for this proposal, provided in the face of vehement opposition of the Board of Directors.

        It is time to reevaluate the criteria used for compensating those who work for Bemis. This proposal will do precisely that.

        If you AGREE, please mark your proxy FOR this resolution.

Bemis' Statement in Opposition to Proposal

        As described in more detail below, the Board of Directors believes that the shareholder proposal should be opposed for four basic reasons:

  1.
  On two separate occasions, our shareholders have decisively spoken against this proposal. This repetitive request was defeated by an overwhelming majority of our shareholders at both the 2008 Annual Meeting of Shareholders and the 2007 Annual Meeting of Shareholders;

  2.
  We have already explained our process for determining the compensation packages of our Executive Officers;

  3.
  The Board and management will be distracted by activities that do not add value for the other shareholders; and

  4.
  The costs of preparing the requested report will outweigh the benefits.

        In addition, all employees make important contributions to our success. We are committed to paying our employees fairly in accordance with their job responsibilities, their performance in those jobs and their ability to contribute to our overall success, taking into account competitive and market factors. Our executive compensation program is designed to compensate our Executive Officers fairly based on their performance and contribution to us, to provide incentives to attract and retain key executives, and to instill in them a long-term commitment to us and a sense of Company ownership, all consistent with shareholders' interests.

        The Compensation Discussion and Analysis in this proxy statement provides a comprehensive review of our philosophy for compensating our Executive Officers, the components of the Executive Officer compensation program, and the method for determining and approving the compensation for Executive Officers. This proxy statement includes detailed information about the cash and equity compensation paid to the Named Executive Officers, as well as information about perquisites provided to them. As discussed in more detail in the Compensation Discussion and Analysis, the Compensation Committee endeavors to provide a compensation program (i) that is competitive with other companies that we compete with for executive talent; and (ii) adjusted for our performance. The Compensation Committee engages an outside consultant to provide the Compensation Committee with market data for peer companies.

        We believe that our Compensation Committee and shareholders already have the information necessary to understand and assess the compensation packages provided to our Executive Officers. Our Compensation Committee believes that we must set the compensation of employees, including our Executive Officers, based on conditions and competitive factors in the market today in order to attract the kind of executive talent necessary to execute our business strategies. As a result, we do not believe that the information compiled by a report of the type requested by the shareholder proposal will result in any change to our practices. Therefore, we do not believe that the shareholders would benefit from the report.

        The proxies will vote your proxy against the shareholder proposal on compensation report unless you specify otherwise in your proxy.

        For the above reasons, the Board recommends that the shareholders vote AGAINST this proposal.

 SUBMISSION OF SHAREHOLDER PROPOSALS

        We must receive all shareholder proposals to be presented at the 2010 annual meeting of shareholders that are requested to be included in the proxy statement and form of proxy relating thereto not later than November 17, 2009.

        Shareholder proposals to be brought before any meeting of shareholders or nominations of persons for election as a Director at any meeting of shareholders must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice by the shareholder must be delivered or received at our principal executive offices not less than 90 days before the first anniversary of the preceding year's annual meeting, which, for next year, is February 6, 2010. If, however, the date of the annual meeting is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if delivered or received not less than 90 days before such annual meeting, or, if later, within 10 business days after the first public announcement of the date of such annual meeting. The notice must set forth certain information concerning such proposal or such shareholder and the nominees, as specified in our Bylaws. The presiding Officer of the meeting will refuse to acknowledge any proposal not made in compliance with the foregoing procedure.

        The Board of Directors is not aware of any other matters to be presented at the meeting. However, if any matter other than those referred to above should come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

HOUSEHOLDING

        The SEC permits a procedure, called "householding", for the delivery of proxy information to shareholders. Under householding, shareholders who share the same last name and address, and do not participate in electronic delivery, will receive only one copy of the proxy materials, including our Annual Report to Shareholders or, in some cases, one Notice of Internet Availability. We initiated householding to reduce printing costs and postage fees.

        Shareholders wishing to continue to receive multiple copies of proxy materials or multiple Notices of Internet Availability may do so by completing and returning the "opt out" card previously mailed to you or by notifying us in writing or by telephone at Bemis Company, Inc., One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, 920-727-4100. Upon such request, we will promptly deliver copies of the proxy materials or Notice of Internet Availability to a shareholder at a shared address to which a single copy of the documents was delivered.

        Shareholders who share an address (but not the same last name) may request householding by notifying us at the above-referenced address or telephone number.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2009

The following materials are available for view on the Internet:

  •
  proxy statement for the 2009 Annual Meeting of Shareholders;

  •
  2008 Annual Report to Shareholders; and

  •
  annual report on Form 10-K for the year ended December 31, 2008.

         To view the proxy statement, 2008 Annual Report to Shareholders, or annual report on Form 10-K, visit www.bemis.com/2009Annualmeeting.

                      By Order of the Board of Directors

                      James J. Seifert,
                      Vice President, Secretary and General Counsel

 EXHIBIT A

PROPOSED AMENDMENT TO BEMIS COMPANY, INC.
2007 STOCK INCENTIVE PLAN

        Section 7.1 of the Bemis Company, Inc. 2007 Stock Incentive Plan is amended to read as follows:

        7.1    Grants.    An Employee or Director may be granted one or more Equity Units under the Plan, and such Equity Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Equity Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ of the Company or any Subsidiary until the end of the Performance Period established for said Equity Units or that the Participant or the Company (or any Subsidiary or division, group, or unit thereof) satisfy certain performance goals during the Performance Period. If vesting of a grant of Equity Units to an Officer is subject to the Officer or the Company (or any Subsidiary, division, group or unit) satisfying performance goals during the Performance Period, the following requirements must all be met:

  (a)
  The Officers eligible for such grants and the number of Equity Units granted to each such Officer must be identified by the Committee not later than 90 days after the beginning of the Performance Period.

  (b)
  The performance goals must be established in writing by the Committee not later than 90 days after the beginning of the Performance Period. The performance goals shall relate to one or any combination of two or more of net earnings; earnings before income taxes; earnings before interest and income taxes; earnings per share; sales growth; return on invested capital; return on sales; return on equity; economic value added; and/or total shareholder return. Any such goals may relate to one or any combination of two or more of Company, Subsidiary, division, group, or unit performance.

  (c)
  Following the completion of each Performance Period, the Committee shall certify in writing the degree to which the performance goals were attained and the number of Equity Units which are vested.

  (d)
  The number of such Equity Units which may be granted to any one Officer during any calendar year may not exceed 5 percent of the 6,000,000 shares of Common Stock available for issuance under the Plan.

 BEMIS COMPANY, INC.
2007 STOCK INCENTIVE PLAN
(As Amended and Restated Effective January 1, 2008)

1.    Purpose of Plan.

        Under the Bemis Company, Inc. 2007 Stock Incentive Plan (the "Plan"), the Company may grant both Options and Equity Units to Employees and Directors. The Plan is designed to enable the Company and its Subsidiaries to attract, retain and motivate Participants by providing them the opportunity to acquire equity ownership in the Company.

2.    Definitions.

        The following defined terms are used in this Plan:

        2.1    "Board"    means the Board of Directors of the Company.

        2.2    "Broker Exercise Notice"    means a notice whereby a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

        2.3    "Change of Control Event"    means an event described in Section 10.1 (including a Code §409A Event as defined in Section 10.2).

        2.4    "Code"    means the Internal Revenue Code of 1986, as amended.

        2.5    "Committee"    means the compensation committee appointed under Section 3 to administer the Plan.

        2.6    "Common Stock"    means the common stock of the Company, par value $.10 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3.

        2.7    "Company"    means Bemis Company, Inc., a Missouri corporation.

        2.8    "Control Group"    means the Company and any trade or business under common control with the Company within the meaning of Code §414(b) and (c).

        2.9    "Director"    means a member of the Board.

        2.10    A Participant has a "Disability"    if, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least 12 months:

  (a)
  The Participant is unable to engage in any substantial gainful activity, or

  (b)
  The Participant has received income replacement benefits for a period of at least three months under a Participating Employer's accident and health plan.

        2.11    "Employee"    means a common law employee of the Company or a Subsidiary.

        2.12    "Equity Unit"    means a right to receive a share of Common Stock, subject to terms established under Section 7.

        2.13    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

        2.14    "Expiration Date"    means the date an Option is scheduled to expire and no longer be exercisable.

        2.15    "Fair Market Value"    of a share of Common Stock as of a particular day means the closing price of a share of the Company's Common Stock on the New York Stock Exchange on such day, or if no sale has been made on such exchange on such day, on the last preceding day on which any such sale was made.

        2.16    "Incentive Stock Option"    means a right to purchase Common Stock granted to an Employee pursuant to Section 6.1 that qualifies as an "incentive stock option" within the meaning of Code § 422.

        2.17    "Non-Qualified Stock Option"    means a right to purchase Common Stock granted to an Employee or Director pursuant to Section 6.1 or 6.2 that does not qualify as an Incentive Stock Option.

        2.18    "Officer"    means an Employee who has been designated by the Board to serve as an executive officer of the Company.

        2.19    "Option"    means an Incentive Stock Option or a Non-Qualified Stock Option.

        2.20    "Participant"    means an Employee or Director who has been designated as such.

        2.21    "Payment Date"    is defined in Section 8.5.

        2.22    "Performance Period"    means the period of time over which Equity Units are earned or become vested.

        2.23    "Previously Acquired Shares"    means shares of Common Stock that are already owned by a Participant.

        2.24    "Securities Act"    means the Securities Act of 1933, as amended.

        2.25    "Separation from Service"    is defined in applicable guidance under Code §409A, which generally provides that:

  (1)
  a Participant will be deemed to have a Separation from Service only if the Participant ceases to perform any services for the Company and other members of the Control Group, or the Participant continues to provide only "insignificant" services;

  (2)
  service is "insignificant" if it is performed at a rate that is no more than 20% of the average level of services provided by the Participant for the preceding three full calendar years;

  (3)
  a bona fide leave of absence will not be considered a Separation from Service for the first six months of such leave or until the Participant no longer has a right to reemployment by statute or contract, whichever is longer;

  (4)
  transfer to an employer in which the Company or another member of the Control Group has at least 50% ownership interest is not a Separation from Service; and

  (5)
  for purposes of determining benefits earned by a Participant for service as a Director, Separation from Service occurs when he or she ceases to be a Director.

        2.26    "Subsidiary"    means any entity in which the Company has a direct or indirect ownership interest sufficient so that the entity is a member of the Control Group.

        2.27    "Year"    means the 12-month period ending each December 31.

3.    Plan Administration.

        Except to the extent the Plan explicitly reserves responsibility to the Board, the Plan shall be administered by the compensation committee (the "Committee") appointed by the Board. The Committee shall consist solely of not less than two members of the Board who are considered

(i) non-employee directors within the meaning of Exchange Act Rule 1 6b-3 and (ii) outside directors within the meaning of Code § 162(m). If no such Committee is appointed, the Plan shall be administered by the Board and all references to the Committee shall be deemed references to the Board. If the Board determines that an individual appointed to the Committee does not meet any of the criteria for Committee membership, the actions of the Committee taken prior to that determination due to the appointment of that individual shall remain in effect unless the Board determines otherwise.

        The Committee (and in the absence of a Committee, the Board) shall have the following authority, subject to the terms of the Plan:

  (a)
  To determine which Employees and Directors will be designated as Participants.

  (b)
  To determine the terms of each Option including the number of shares of Common Stock subject to the Option, the exercise price, the terms under which the Option will vest or become exercisable, the Expiration Date of the Option, and the period of time (if any) following Separation from Service that the option may be exercised.

  (c)
  To determine whether the Option will be granted as an Incentive Stock Option or as a Non-Qualified Stock Option, recognizing that Incentive Stock Options can be granted only to Employees and not to non-employee Directors.

  (d)
  To determine the terms of each award of Equity Units, including any performance goals or other requirements that must be met for the underlying shares of Common Stock to be distributed.

  (e)
  To modify the terms of any outstanding Option or Equity Unit in any manner permitted by the Plan as then in effect, or to cancel the Option or Equity Unit, subject to the following:

  (1)
  Subject to Section 4.3, outstanding Options granted under this Plan shall not be repriced.

  (2)
  If the modification or cancellation adversely affects a Participant, it will not apply to that Participant without his or her consent, unless required by law or necessary to avoid adverse tax treatment.

  (f)
  To delegate to one or more Employees all or any part of its authority under the Plan with regard to granting and administering Options or Equity Units for persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act. (However, Options or Equity Units so granted generally will not qualify as "performance-based compensation" for purposes of Code § 162(m).)

  (g)
  To exercise discretionary authority to construe the terms of the Plan and to make all decisions and interpretations necessary or advisable to operate the Plan.

4.    Shares Available for Issuance.

        4.1    Maximum Number of Shares Available.    Subject to adjustment as provided in Section 4.3, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 6,000,000 shares of Common Stock plus any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under the Company's 2001 Stock Incentive Plan and which are not thereafter issued.

        4.2    Accounting for Incentive Awards.    Shares of Common Stock that are issued under the Plan or are subject to outstanding Options or Equity Units will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option or Equity Unit that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested will automatically again become available for issuance under the

Plan. However, shares withheld for the purpose of paying applicable withholding taxes will not again become available for issuance under the Plan.

        4.3    Adjustments.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of the Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Options or Equity Units.

5.    Participation.

        The Board or Committee may designate any Employee or Director as a Participant.

6.    Options.

        6.1    Grants to Employees.    The Committee may grant Options to Employees, subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Qualified Stock Option. The aggregate number of shares on which Options may be granted to any one Employee during any calendar year may not exceed 25% of the 6,000,000 shares of Common Stock available for issuance under the Plan. If an Option granted to an Employee is canceled, said Option will nevertheless be included in applying said 25% limit.

        6.2    Grants to Non-Employee Directors.    The Committee may grant Non-Qualified Stock Options to Directors who are not Employees, subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

        6.3    Exercise Price.    The per share price to be paid upon exercise of an Option will be determined at the time of the Option grant. The per share price to be paid by a Participant upon exercise of an Option will be not less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

        6.4    Exercisability and Duration.    An Option will become exercisable at such times and in such installments as may be determined by the Committee at the time of grant. Unless otherwise determined by the Committee at the time of grant, the Expiration Date of each Option will be 10 years from its date of grant.

        6.5    Payment of Exercise Price.    The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, tender of Previously Acquired Shares, Attestation, or by a combination of such methods. "Attestation" means delivery by a Participant to the Company of a written affidavit of ownership of Previously Acquired Shares the Fair Market Value of which is then applied to the exercise price of the Option in lieu of actual delivery of such Previously Acquired Shares. Upon receipt of such Attestation of Previously Acquired Shares and payment for any portion of the exercise price not paid by Attestation, the Company shall deliver to the Participant a stock certificate for the number of Option shares so exercised, minus the number of Previously Acquired Shares attested to in the written affidavit, and minus any shares withheld to cover tax obligations.

        6.6    Manner of Exercise.    An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivering in person, by facsimile or electronic transmission or through the mail, a written notice of exercise to the Company (Attention: Secretary) at its principal executive office in Neenah, Wisconsin and paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of the Plan. The Committee may permit a Participant to enter into a written plan pursuant to Exchange Act Rule 10b5-1 specifying the date or dates the Participant's Options will automatically be exercised.

7.    Equity Units.

        7.1    Grants.    An Employee or Director may be granted one or more Equity Units under the Plan, and such Equity Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Equity Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ of the Company or any Subsidiary until the end of the Performance Period established for said Equity Units or that the Participant or the Company (or any Subsidiary or division, group, or unit thereof) satisfy certain performance goals during the Performance Period. If vesting of a grant of Equity Units to an Officer is subject to the Officer or the Company (or any Subsidiary, division, group or unit) satisfying performance goals during the Performance Period, the following requirements must all be met:

  (a)
  The Officers eligible for such grants and the number of Equity Units granted to each such Officer must be identified by the Committee not later than 90 days after the beginning of the Performance Period.

  (b)
  The performance goals must be established in writing by the Committee not later than 90 days after the beginning of the Performance Period. The performance goals shall relate to one or any combination of two or more of net earnings; earnings before income taxes; earnings before interest and income taxes; earnings per share; sales growth; return on invested capital; return on sales; return on equity; economic value added; and/or total shareholder return. Any such goals may relate to one or any combination of two or more of Company, Subsidiary, division, group, or unit performance.

  (c)
  Following the completion of each Performance Period, the Committee shall certify in writing the degree to which the performance goals were attained and the number of Equity Units which are vested.

  (d)
  The number of such Equity Units which may be granted to any one Officer during any calendar year may not exceed 5% of the 6,000,000 shares of Common Stock available for issuance under the Plan.

        7.2    Payments.    Upon satisfaction of all applicable restrictions and conditions for payment, each Equity Unit will be payable in the form of a share of Common Stock (less any applicable tax withholding). Payment with respect to an Equity Unit will occur as soon as administratively feasible in the Year after the Year in which the Performance Period for the Equity Unit ends. Each Equity Unit may (but is not required to) include the right to receive periodic payments from the Company equivalent to the dividends paid on the underlying Common Stock. Any such dividend equivalents will be paid as of the dates the dividends are paid.

        7.3    Holding Requirement Applicable to Grants Made to Officers.    Equity Units granted to Officers are subject to the holding requirement of this section. Upon payment of such grants, half of the net shares issued after any required tax withholding must be held and may not be transferred by the Officer for at least three years after the date any applicable restrictions or conditions for payment were satisfied. The other half of the shares may be sold or transferred immediately. The Company may adopt appropriate procedures to assure compliance with the holding requirement, such as placing a legend on the share certificates or retaining possession of the certificates until the three- year holding period expires. If an Officer has a Separation from Service, the holding requirement will no longer apply and the individual will be free to sell or transfer the shares. The holding requirement does not apply to grants made to individuals who are not Officers.

8.    Effect of Separation from Service.

        8.1    Death or Disability.    If a Participant's Separation from Service occurs by reason of his or her death or Disability, then the provisions of (a) and (b) shall apply:

  (a)
  Options outstanding at the time of said Separation from Service will not expire as a result of said Separation from Service but rather will vest and remain in effect for the remaining term of the Option. However, the Committee in its sole discretion may provide at the time it grants an Option to a Participant that the Option will expire not later than a fixed period of time after the Participant's Separation from Service.

  (b)
  All Equity Units then held by the Participant will vest. The Company will transfer to the Participant (or to the beneficiary, legal representative, heir, or legatee of a deceased Participant) a number of shares of Common Stock equal to the number of the Participant's outstanding Equity Units, less any shares withheld to cover taxes. Said transfer shall occur as of a date or dates determined by the Committee which shall not be later than December 31 of the Year in which the Participant died or was determined to have a Disability. However, as permitted by Code §409A, in cases where a Participant's death or Disability occurred in October, November, or December, payment shall be considered timely if made by the fifteenth day of the third month after the month in which the Participant died or was determined to have a Disability.

        8.2    Separation from Service After Attaining Applicable Age.    If a Participant's Separation from Service occurs after he or she has attained the applicable age specified in (a) and for a reason other than the Participant's death or Disability, then the provisions of (a) through (e) shall apply:

  (a)
  The "applicable age" for purposes of this section is:

  (1)
  For any Participant who is an Officer, the applicable age is 60 with respect to Options and 55 with respect to Equity Units.

  (2)
  For any Participant who is an Employee but not an Officer, the applicable age is 65.

  (b)
  Options outstanding at the time of said Separation from Service will not expire as a result of said Separation from Service but rather will vest and remain in effect for the remaining term of the Option. However, the Committee in its sole discretion may provide at the time it grants an Option to a Participant that the Option will expire not later than a fixed period of time after the Participant's Separation from Service.

  (c)
  A fraction of each outstanding grant of Equity Units will be vested. The fraction of a grant that will be vested is the number of Equity Units in that grant, multiplied by a fraction (i) the numerator of which is the number of months from the beginning of the Performance Period for that grant through the month in which the Participant's Separation from Service occurred and (ii) the denominator of which is the total number of months in said Performance Period. Except as otherwise provided by the Committee, any Equity Units which are not vested will be forfeited.

  (d)
  However, if a Participant meets the requirements of (1), his or her Equity Units will be vested as provided in (2).

    (1)
    The requirements of this paragraph (1) are met if the Participant satisfies all three of the following requirements:

    (A)
    The Participant is 60 or older on the date of his or her Separation from Service;

    (B)
    The Participant was born on or before January 1, 1954; and

    (C)
    The Participant was elected as an Officer prior to January 1, 2007.

    (2)
    If the Participant meets the requirements of (1):

    (A)
    If the Participant's Separation from Service occurs during the Year he or she attained age 60:

    (i)
    All Equity Units awarded to the Participant prior to the Year he or she attained age 60 will be vested.

    (ii)
    All Equity Units awarded to the Participant during the Year he or she attained age 60 will be vested to the extent provided in section 8.2(c).

    (B)
    If the Participant's Separation from Service occurs during or after the Year he or she attained age 61:

    (i)
    All Equity Units awarded to the Participant prior to the Year he or she attained age 61 will be vested.

    (ii)
    Equity Units awarded to the Participant in or after the Year he or she attained age 61 will be vested to the extent provided in section 8.2(c).

    (C)
    However, the Committee may, in its sole discretion, prescribe a longer or shorter vesting period with respect to Equity Units awarded to a Participant in the Year he or she attains age 61 or any subsequent Year.

  (e)
  The Company will transfer to the Participant a number of shares of Common Stock equal to the number of the Participant's vested Equity Units (determined as provided in (c) or (d), whichever is applicable, less any shares withheld to cover taxes. Said transfer shall occur as of a date or dates determined by the Committee which shall not be earlier than the Participant's Payment Date and shall not be later than December 31 of the Year in which the Participant's Payment Date occurred. However, as permitted by Code §409A, if a Participant's Payment Date occurs during October, November, or December, payment shall be considered timely if made by the fifteenth day of the third month after the month in which the Participant's Payment Date occurred.

        8.3    Other Separation from Service.    If a Participant's Separation from Service occurs under circumstances not covered under sections 8.1 and 8.2 (i.e. not due to death or Disability and before the applicable age specified in section 8.2(a)), then the provisions of (a) through (c) shall apply:

  (a)
  If the Separation from Service is not for "cause", (i) Options held by the Participant which are exercisable as of the date of Separation from Service will remain exercisable for a period of three months after such separation (but in no event after the expiration date of any such options), and (ii) Options which are not yet exercisable as of the date of the Separation from Service will be forfeited immediately. If the Separation from Service is for "cause", all options will be forfeited immediately upon Separation from Service, regardless of whether they were then exercisable.

  (b)
  All Equity Units then outstanding will be forfeited, and no payment will be made with respect thereto. However, if the Separation from Service is not for "cause", the Committee may, in its sole discretion, provide for vesting and payment with respect to all or a portion of the outstanding Equity Units. Any such payment shall occur as of a date determined by the Committee which shall not be earlier than the Participant's Payment Date and shall not be later than December 31 of the Year in which the Participant's Payment Date occurred. However, as permitted by Code §409A, if a Participant's Payment Date occurs during October, November, or December, payment shall be considered timely if made by the fifteenth day of the third month after the month in which the Payment Date occurred.

    When such a payment occurs, the Participant will receive one share of Common Stock for each vested Equity Unit, less any applicable withholding taxes. The Committee's decision with respect to such payment will be not be binding or precedential with regard to subsequent Separations from Service by other Participants. The Committee may delegate its authority under this paragraph to the Company's chief executive officer. If the Separation from Service is for "cause", then any outstanding Equity Units will be forfeited immediately and are not subject to discretionary payout.

  (c)
  For purposes of this section, the existence of "cause" will be determined by the Committee by reference to any employment or other agreement or policy applicable to the Participant. In addition, the Committee may determine any of the following to constitute "cause": (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

        8.4    Breach of Confidentiality or Noncompete Agreements.    Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after such Participant's Separation from Service, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Option or Equity Unit grant then held by the Participant without notice of any kind.

        8.5    Payment Date.    A Participant's "Payment Date" is the first day of the seventh month after the month in which the Participant's Separation from Service occurred. For example, if a Participant's Separation from Service occurs on May 15, 2007 her Payment Date is December 1, 2007, and payment must occur on or after December 1, 2007 and on or before March 15, 2008. If another Participant's Separation from Service occurs January 31, 2008, his Payment Date is August 1, 2008 and payment must occur on or after August 1, 2008 and on or before December 31, 2008.

        8.6    Non-Employee Directors.    Sections 8.1 through 8.5 are not applicable to Options or Equity Units granted to Directors who are not Employees. If such an individual has a Separation from Service (i.e. ceases to be a Director):

  (a)
  He or she may exercise any outstanding Options within 12 months after ceasing to be a Director (or within such other period as approved by the Board or Committee at the time the Options were granted).

  (b)
  All Equity Units then held by the Participant will vest. The Company will transfer to the Participant a number of shares of Common Stock equal to the number of the Participant's outstanding Equity Units. Said transfer shall occur as of a date or dates determined by the Company which shall not be later than December 31 of the Year in which the Participant ceased to be a Director. However, as permitted by Code §409A, if a Participant's Separation from Service occurs during October, November, or December, payment shall be considered timely if made by the fifteenth day of the third month after the month in which the Participant ceased to be a Director.

        8.7    Options Not Exercisable After Expiration Date.    Notwithstanding any provisions of this Section 8 to the contrary, no Option will be exercisable after its Expiration Date.

        8.8    Provisions Applicable If a Participant's Employer Ceases to be a Subsidiary.    For purposes of sections 8.2 and 8.3, if a Participant's employer ceases to be a Subsidiary of the Company due to a sale of stock which qualifies as a change of control for purposes of Code §409A, and the Participant remains an employee of that employer, the Participant will be considered to have a Separation from Service as of the date the employer ceases to be a Subsidiary. The preceding sentence does not apply if, at the time the employer ceases to be a Subsidiary, the Participant transfers to employment with the Company or another Subsidiary.

9.    Payment of Withholding Taxes.

        9.1    General Rules.    The Company is entitled to (i) withhold and deduct from the shares of Common Stock payable under the Plan, from future wages of the Participant, or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Option or Equity Unit, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Equity Unit or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to the Option or Equity Unit.

        9.2    Special Rules.    The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 9.1 of the Plan by electing to tender Previously Acquired Shares (including but not limited to the Shares the acquisition of which triggered the tax obligation), by withholding shares of Common Stock payable to the Participant under this Plan, or by payments made pursuant to a Broker Exercise Notice, or by a combination of such methods.

10.    Change of Control Event.

        10.1    Change of Control Event.    A "Change of Control Event" shall be deemed to have occurred if any of the following occurs:

  (a)
  Any "Person" (as defined in Section 13(d) of the Exchange Act) acquires or becomes a beneficial owner (as defined in Exchange Act Rule 1 3d-3), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors (Voting Securities) or 20% or more of the outstanding shares of Common Stock; provided, however, that the following shall not constitute a "Change of Control Event":

  (1)
  any acquisition or beneficial ownership by the Company or a Subsidiary;

  (2)
  any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary;

  (3)
  any transaction immediately following which more than 80% respectively, of (i) the combined voting power of the Company's Voting Securities and (ii) the Common Stock is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Common Stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such acquisition;

  (b)
  Continuing Directors do not constitute a majority of the members of the Board;

  (c)
  Consummation of a reorganization, merger or consolidation of the Company (other than a merger or consolidation with a subsidiary of the Company), unless immediately following such reorganization, merger or consolidation, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Common Stock immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 80% respectively of (i) the combined voting power of the then outstanding Voting Securities and (ii) the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership of the Voting Securities and Common Stock as the case may be, immediately prior to such reorganization, merger or consolidation;

  (d)
  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 80%, respectively, of (i) the combined voting power of the then outstanding Voting Securities and (ii) the then outstanding shares of Common Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners respectively of the Voting Securities and Common Stock immediately prior to such sale or other disposition in substantially the same proportions as their ownership of the Voting Securities and Common Stock, as the case may be, immediately prior to such sale or other disposition;

  (e)
  The Company enters into a letter of intent, an agreement in principle or a definitive agreement relating to a "Change in Control Event" described in (a), (b), (c) or (d) that ultimately results in such a "Change of Control Event", or a tender or exchange offer or proxy contest is commenced which ultimately results in such a "Change in Control Event".

  Notwithstanding anything stated above, a "Change of Control Event" shall not be deemed to occur with respect to a Participant if the acquisition or beneficial ownership of the 20% or greater interest referred to in (a) is by the Participant or by a group, acting in concert, that includes the Participant or a majority of the then combined voting power of the then outstanding Voting Securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall, immediately after a reorganization, merger, consolidation or disposition of assets referred to in (c) or (d), be beneficially owned, directly or indirectly, by the Participant or by a group, acting in concert, that includes the Participant

        10.2    Code §409A Event.    A "Code §409A Event" is a Change of Control Event (as defined in section 10.1) that qualifies as a change in control event for purposes of Code §409A and any applicable regulations.

        10.3    Continuing Directors.    Continuing Directors means:

  (a)
  individuals who, on January 1, 2006, are Directors;

  (b)
  individuals elected as Directors after January 1, 2006 for whose election proxies are solicited by the Board; or

  (c)
  individuals elected or appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, provided that a

    Continuing Director shall not include an individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the threatened election or removal of directors (or other actual or threatened solicitation of proxies or consents) by or on behalf of any person other than the Board.

        10.4    Acceleration of Vesting.    If a Change of Control Event occurs, (a) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all Equity Units then held by Participants will vest and be payable as follows:

  (a)
  If the Change of Control Event qualifies as a Code §409A Event, all Equity Units then held by Participants will vest and be payable immediately.

  (b)
  If the Change of Control Event does not qualify as a Code §409A Event:

  (1)
  All Equity Units which would not have been vested immediately before the Change of Control Event if the Participant then had a Separation from Service will vest and be paid as soon as administratively feasible during the year in which the Change of Control Event occurred.

  (2)
  All Equity Units which would have been vested immediately before the Change of Control Event if the Participant then had a Separation from Service will vest and will be paid as of whichever of the following dates is earlier:

  (A)
  As soon as administratively feasible in the Year after the Year in which the Performance Period for the Equity Unit ends.

  (B)
  During the seventh month after the month in which the Participant's Separation from Service occurs.

        10.5    Cash Payment.    If a Code §409A Event occurs, then the Board or Committee may, without the consent of any Participant affected thereby, terminate the Plan and all substantially similar plans. Upon such termination, all Participants will receive the following amounts as payment for their outstanding Options or Equity Units:

  (a)
  With respect to the shares of Common Stock subject to Options, as of the effective date of any such Change of Control Event, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change of Control Event over the exercise price per share of such Option.

  (b)
  With respect to the Equity Units, cash in an amount equal to the Fair Market Value (determined immediately prior to the effective date of the Change of Control Event), of the shares of Common Stock represented by such Equity Units.

        Any such termination must occur during the 1 month period preceding or the 12 month period following the Code §409A Event. The cash payments must be completed within 12 months after the Plan is terminated.

        10.6    Gross-Up for Change of Control Payments.    If, with respect to a Participant, the acceleration of the vesting of an Option or Equity Unit as provided in Section 10.4 (which acceleration could be deemed a "Payment" within the meaning of Code § 280G(b)(2)) or the payment of cash in exchange for all or part of an Option or Equity Unit as provided in Section 10.5, together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Code § 1504(a) without regard to Code § 1504(b)) of which the Company is a member, would constitute an "excess parachute payment" (as defined in Code § 280G(b)(1)), and therefore be subject to the excise tax imposed under Code § 4999, then the

Participant shall be entitled to receive an additional cash payment from the Company in an amount such that the Participant would be in the same financial position as if there were no excise tax imposed on such payments. That is, if any amount paid pursuant to this Plan is subject to the excise tax imposed by Code § 4999, the Company shall pay the Participant an additional amount such that, after payment by the Participant of all income taxes and excise taxes imposed upon such additional payment, the Participant will retain a portion of the additional payment equal to the excise tax. For this purpose, the Company shall assume that the Participant's income is taxed at the highest federal and state marginal rate then in effect.

11.    Rights of Eligible Recipients and Participants; Transferability.

        11.1    Employment.    Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company or any Subsidiary.

        11.2    Rights as a Shareholder.    As a holder of Options or Equity Units, a Participant will have no rights as a shareholder unless and until the Options are exercised or the Equity Units are paid in the form of Common Stock. However, as part of any grant of Equity Units, the Committee may provide that a Participant will be entitled to receive cash distributions equivalent to the dividends paid from time to time on the Common Stock underlying such Units.

        11.3    Restrictions on Transfer.    Any Option or Equity Unit granted under this Plan shall by its terms be non-transferable by the grantee other than by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee or by the grantee's guardian or legal representative, except that a Non-Qualified Stock Option may, if the Option Agreement so provides, also be transferable to members of the grantee's immediate family, to a partnership whose members are only the optionee and/or members of the grantee's immediate family, or to a trust for the benefit of only the grantee and/or members of the grantee's immediate family. "Immediate Family" for purposes of this section includes only the grantee's spouse, parents, children, and other direct descendants of the grantee and his or her spouse (including children and other descendants by adoption).

        11.4    Non-Exclusivity of the Plan.    Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

12.    Securities Law and Other Restrictions.

        Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13.    Plan Amendment, Modification and Termination.

        The Board or Committee may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board or Committee may deem advisable. However, no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Code § 422 or the rules of the New York Stock Exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Board or Committee to take whatever action it deems appropriate under Sections 3(e), 4.3 and 10.5.

14.    Effective Date and Duration of the Plan.

        The Plan is effective upon approval by the Company's shareholders. The Plan will terminate at midnight on December 31, 2015, and may be terminated prior to such time to by Board action, and no Options or Equity Units will be granted after such termination. Except as provided in section 10.5, awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions and paid, in accordance with their terms.

15.    Miscellaneous.

        15.1    Governing Law.    The Plan will be construed in accordance with the laws of Missouri.

        15.2    Successors and Assigns.    The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.'

        15.3    Code §409A.    The Plan is intended to satisfy all applicable requirements of Code §409A and will be construed in light of that intent. The Committee may modify the Plan and Options or Equity Units granted pursuant to the Plan to the extent the Committee deems necessary to comply with Code §409A, even if such modifications adversely affect outstanding Options and Equity Units, provided the Committee determines that such modifications are necessary to avoid adverse tax consequences.

BEMIS COMPANY, INC
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BEMIS COMPANY, INC
ONE NEENAH CENTER, 4TH FL.
NEENAH, WI 54956

Shareholder Meeting to be held on 5/7/2009

Proxy Materials Available

•
Notice and Proxy Statement
•
Annual Report

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 4/23/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)
BY INTERNET—www.proxyvote.com

2)
BY TELEPHONE—1-800-579-1639

3)
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*
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	5/7/2009
Meeting Time:	9:00 a.m., CDT
For holders as of:	3/9/09
Meeting Location:
Doty Ballroom of the Holiday Inn Neenah Riverwalk 123 East Wisconsin Avenue Neenah, Wisconsin 54956

How To Vote

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR each of the directors in proposal 1, FOR proposals 2, 3 and 4 and AGAINST proposal 5.

1.
To elect four directors each to serve for a term of three years.

01)
William J. Bolton
02)
Barbara L. Johnson
03)
Paul S. Peercy
04)
Gene C. Wulf

2.
To ratify the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm.

3.
To act on a proposal to reapprove the Bemis Company, Inc. 1997 Executive Officer Performance Plan.

4.
To act on a proposal to amend the Bemis Company, Inc. 2007 Stock Incentive Plan.

5.
To vote upon a proposal submitted by a shareholder, if properly presented at the meeting. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  BEMIS COMPANY, INC,
  ONE NEENAH CENTER, 4TH FLOOR
  NEENAH, WI 54956

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        BEMSC1        KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BEMIS COMPANY, INC.

Vote On Directors

1.
To elect four directors each to serve for a term of three years.

For All  ☐        Withhold All  ☐        For All Except  ☐

        Nominees:

01)
William J. Bolton
02)
Barbara L. Johnson
03)
Paul S. Peercy
04)
Gene C. Wulf

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote On Proposals

2.
To ratify the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm.

For  ☐        Against  ☐        Abstain  ☐

3.
To act on a proposal to reapprove the Bemis Company, Inc. 1997 Executive Officer Performance Plan.

For  ☐        Against  ☐        Abstain  ☐

4.
To act on a proposal to amend the Bemis Company, Inc. 2007 Stock Incentive Plan.

For  ☐        Against  ☐        Abstain  ☐

5.
To vote upon a proposal submitted by a shareholder, if properly presented at the meeting.

For  ☐        Against  ☐        Abstain  ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Only Shareholders of record at the close of business on March 09, 2009, will be entitled to receive notice of and to vote at the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.  ☐

Please indicate if you plan to attend this meeting.
Yes ☐            No ☐

Please sign exactly as name appears on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign corporate name in full by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]            Date

Signature (Joint Owners)            Date

We will hold the Annual Meeting of Shareholders of Bemis Company, Inc. in the Doty Ballroom of the Holiday Inn Neenah Riverwalk, 123 East Wisconsin Avenue, Neenah, Wisconsin, on Thursday, May 7, 2009, at 9:00 a.m.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

BEMSC2

PROXY
BEMIS COMPANY, INC.
One Neenah Center, 4th Floor
P.O. Box 669
Neenah, WI 54957-0669

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Melanie E.R. Miller and James J. Seifert, or either of them, as Proxies with power of substitution to vote on all matters, as designated on the reverse side, all the shares of stock of Bemis Company, Inc. held of record by the undersigned on March 9, 2009, at the Annual Meeting of Shareholders to be held on May 7, 2009.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is received and no specific direction is made, this Proxy will be voted FOR each of the Directors in proposal 1, FOR proposals 2, 3 and 4 and AGAINST proposal 5.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE.

QuickLinks

ADMISSION POLICY
Notice of Annual Meeting of Shareholders TO BE HELD MAY 7, 2009
PLEASE EXECUTE YOUR PROXY PROMPTLY
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2009
SOLICITATION, EXECUTION AND REVOCATION OF PROXIES
OWNERSHIP OF THE COMPANY'S SECURITIES
INFORMATION WITH RESPECT TO DIRECTORS
CORPORATE GOVERNANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH RELATED PERSONS
EXECUTIVE COMPENSATION
COMPARATOR GROUP FOR COMPENSATION ELEMENTS
BEMIS' EXECUTIVE OFFICER ANNUAL PAY ELEMENTS COMPARED TO MARKET MEDIAN OR THE 50TH PERCENTILE
BASE SALARY × NORMAL AWARD % × LONG-TERM % x 127% of 1/12/09 STOCK PRICE CLOSE = NUMBER OF PERFORMANCE-BASED RESTRICTED SHARE UNITS AWARDED
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS IN 2008
OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR END
OPTION EXERCISE AND STOCK VESTED IN 2008
2008 PENSION BENEFITS
2008 DIRECTOR COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION, INCLUDING FOLLOWING CHANGE OF CONTROL
MANAGEMENT AGREEMENTS
REPORT OF THE AUDIT COMMITTEE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL TO REAPPROVE 1997 EXECUTIVE OFFICER PERFORMANCE PLAN
PROPOSAL TO AMEND 2007 STOCK INCENTIVE PLAN
SHAREHOLDER PROPOSAL ON COMPENSATION REPORT
SUBMISSION OF SHAREHOLDER PROPOSALS
HOUSEHOLDING
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2009
  EXHIBIT A
PROPOSED AMENDMENT TO BEMIS COMPANY, INC. 2007 STOCK INCENTIVE PLAN
BEMIS COMPANY, INC. 2007 STOCK INCENTIVE PLAN (As Amended and Restated Effective January 1, 2008)